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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TUCOWS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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August 9, 2010

Dear Fellow Shareholder:

        You are cordially invited to attend the 2010 annual meeting of shareholders of Tucows Inc. to be held at the offices of the company, 96 Mowat Avenue, Toronto, Ontario, Canada, on Tuesday, September 7, 2010, at 4:30 p.m. (local time).

        The accompanying notice of annual meeting and proxy statement describes the matters we will discuss and vote on at the annual meeting. You will also have an opportunity to ask questions.

        Please read the accompanying notice of annual meeting and proxy statement carefully. It is important that your shares be represented at the meeting, whether or not you attend the meeting and regardless of the number of shares you own. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the annual meeting in accordance with your instructions by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided, or by voting your shares over the phone or Internet. You can revoke your proxy anytime before the annual meeting and issue a new proxy as you deem appropriate. You will find the procedures to follow if you wish to revoke your proxy on page 3 of this proxy statement. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the meeting.

        Your vote is very important. We look forward to seeing you on September 7, 2010.

Sincerely,

Elliot Noss President and Chief Executive Officer

TUCOWS INC.
96 Mowat Avenue
Toronto, Ontario M6K 3M1
Canada

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
September 7, 2010

        The 2010 annual meeting of shareholders of Tucows Inc. will be held at 4:30 p.m. (local time) on September 7, 2010 at the offices of the company, 96 Mowat Avenue, Toronto, Ontario, Canada, to:

  1.
  Elect nine directors to serve on our board of directors until the next annual meeting of shareholders or until their successors are duly elected and qualified;

  2.
  Approve an amendment and restatement of our 2006 Equity Compensation Plan to extend the term thereof to September 6, 2020 and to increase the number of shares of common stock authorized for issuance thereunder from 5,000,000 to 6,900,000;

  3.
  Ratify the appointment of KPMG LLP as our independent public accountants to audit our financial statements for the year ending December 31, 2010; and

  4.
  Transact such other business as may properly come before the meeting and any and all adjournments and postponements thereof.

        At the annual meeting, the board of directors intends to present Eugene Fiume, Erez Gissin, Joichi Ito, Allen Karp, Lloyd Morrisett, Elliot Noss, Rawleigh Ralls, Jeffery Schwartz and Stanley Stern as nominees for election to the board of directors.

        Only shareholders of record on the books of the company at the close of business on July 20, 2010 will be entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Our board of directors is soliciting the enclosed proxy. Please carefully read the accompanying proxy statement for more information regarding the business to be transacted at the annual meeting. You will also find enclosed our 2009 annual report on Form 10-K.

        We will make available at the annual meeting a complete list of the shareholders entitled to vote at the annual meeting, and you may examine the list for any purpose related to the annual meeting.

        Regardless of whether you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly. You are cordially invited to attend the annual meeting in person. Returning the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the annual meeting.

Michael Cooperman Chief Financial Officer and Secretary

Toronto, Ontario
August 9, 2010

        Your vote is important. Please vote by using the Internet, vote by telephone or sign and return the enclosed proxy card as soon as possible to ensure your representation at the annual meeting.

        Important notice regarding the availability of proxy materials for the 2010 annual meeting of Shareholders to be held on September 7, 2010:

        This proxy statement and our 2009 Annual Report on Form 10-K are available directly at:

        http://tucowsinc.com/investors/2010proxy.php

TUCOWS INC.
96 Mowat Avenue
Toronto, Ontario M6K 3M1
Canada

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
September 7, 2010

        We are sending this proxy statement to shareholders of Tucows Inc., a Pennsylvania corporation, in connection with our board of directors' solicitation of proxies for use at our annual meeting of shareholders on September 7, 2010. We invite you to attend in person. We have also enclosed our 2009 annual report on Form 10-K (which does not form a part of the proxy solicitation material).

VOTING INFORMATION

Record date.

        The record date for the annual meeting was July 20, 2010. You may vote all shares of our common stock that you owned as of the close of business on that date. On July 20, 2010, we had 57,362,611 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter to be voted at the annual meeting. We will begin mailing this proxy statement and the proxy card on or about August 10, 2010 to shareholders of record as of the close of business on the record date.

How to vote.

        By mail.    If you hold your shares through a securities broker (that is, in street name), you may complete and mail the voting instruction card forwarded to you by your broker. If you hold your shares in your name as a holder of record, you can vote your shares by proxy by completing, signing and dating the proxy card and returning it in the enclosed postage-paid envelope. A properly completed and returned proxy card will be voted as you instruct, unless you subsequently revoke your instructions.

        By telephone.    If you hold your shares through a securities broker, you may vote by telephone by following the instructions included with the voting instruction card forwarded to you by your broker. If you vote your shares via telephone, you may incur additional charges.

        By Internet.    If you hold your shares through a securities broker, you may vote your shares via the Internet by following the instructions included with the voting instruction card forwarded to you by your broker. If you vote your shares via the Internet, you may incur costs such as telephone and Internet access charges.

        At the annual meeting.    Submitting your vote by mail or via the Internet does not limit your right to vote in person at the annual meeting if you later decide to do so. If you hold your shares in street name and want to vote in person at the annual meeting, you must obtain a proxy from your broker and bring it to the annual meeting.

Revoking your proxy.

        You can revoke your proxy at any time before your shares are voted at the annual meeting by:

  •
  sending a written notice of revocation to our secretary at our principal executive office (96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada);

  •
  submitting a properly executed proxy showing a later date to our secretary at our principal executive office; or

  •
  attending the annual meeting and voting in person. Merely attending the annual meeting will not revoke your proxy.

Returning your proxy without indicating your vote.

        If you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted according to the board of directors' recommendations.

Withholding your vote or voting to "abstain."

        In the election of directors, you can withhold your vote for any of the nominees. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. On the other proposals, you can vote to "abstain." If you vote to "abstain," your shares will be excluded entirely from the vote and will have no effect on the outcome.

Votes required to hold the annual meeting.

        On September 7, 2010, we need a majority of shares of common stock outstanding as of July 20, 2010, the record date, present, in person or by proxy, to have a quorum to be able to hold the annual meeting. Shares represented by a properly signed and returned proxy are considered present at the annual meeting for purposes of determining a quorum, regardless of whether the holder of such shares or proxy withholds his, her or its vote or abstains. Broker non-votes also count as shares present at the annual meeting for purposes of a quorum.

Votes required to elect directors.

        A plurality of the votes cast is required for the election of directors. Accordingly, the nine nominees for election as directors who receive the highest number of votes actually cast will be elected.

Votes required to ratify the amendment and restatement of our 2006 Equity Compensation Plan

        The affirmative vote of a majority of the votes cast by all holders of shares of common stock represented at the annual meeting, in person or by proxy, and entitled to vote is required to approve the amendment and restatement of our 2006 Equity Compensation.

Votes required to ratify the appointment of KPMG LLP.

        The affirmative vote of a majority of the votes cast by all holders of shares of common stock represented at the annual meeting, in person or by proxy, and entitled to vote is required to ratify the appointment of KPMG LLP as our independent public accountant for the year ended December 31, 2010.

Street Name Shares and Broker Non-Votes.

        If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors. Non-routine matters include matters such as the approval of stock plans. Therefore, if you do not give your broker or nominee specific instructions, your shares may not be voted on non-routine matters and will not be counted in the voting results. Shares represented by such "broker non-votes" will be counted in determining whether there is a quorum. Broker non-votes will not be counted toward a nominee's total of affirmative votes in the election of directors and will have no effect on the approval of the other proposals.

Postponement or adjournment of the annual meeting.

        If the annual meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You will still be able to revoke your proxy until it is voted.

BENEFICIAL OWNERSHIP OF COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Stock ownership of executive officers and directors.

        The following table sets forth the beneficial ownership of our common stock, as of July 20, 2010, by our chief executive officer, our two other most highly compensated executive officers, each of our directors and all of our directors and executive officers as a group. The information on beneficial ownership in the table and related footnotes is based upon data furnished to us by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each person named has sole voting power and sole investment power with respect to the shares included in the table.

Beneficial Ownership of Common Stock

Name	Common Stock Beneficially Owned Excluding Options		Stock Options Exercisable within 60 Days of July 20, 2010	Total Common Stock Beneficially Owned	Percent of Class(1)
Executive officers and directors
Elliot Noss, President and Chief Executive Officer	656,254	(2)	2,312,304	2,968,558	5.0%
Michael Cooperman, Chief Financial Officer	13,850		1,033,975	1,047,825	1.8%
David Woroch, Executive Vice-President, Sales and Support	163,602		245,415	409,017	*
Eugene Fiume, Director	—		60,000	60,000	*
Erez Gissin, Director	10,000		90,000	100,000	*
Joichi Ito, Director	—		45,000	45,000	*
Allen Karp, Director	20,000	(3)	140,000	160,000	*
Lloyd Morrisett, Director	105,000	(4)	145,000	250,000	*
Rawleigh Ralls, Director	8,040,720	(5)	45,000	8,085,720	14.1%
Jeffrey Schwartz, Director	—		115,000	115,000	*
Stanley Stern, Director	203,850		120,000	323,850	*
All directors and executive officers as a group (13 persons)	9,213,276		4,576,694	13,789,970	22.3%

*
Less than 1%

(1)
Based on 57,362,611 shares outstanding as of July 20, 2010, adjusted for shares of stock underlying options exercisable by each shareholder, or the shareholders as a group, within 60 days of the record date of the annual meeting.

(2)
Includes an aggregate of 86,869 shares of common stock owned by two separate family trusts of which Mr. Noss is the trustee.

(3)
These shares of common stock are owned by Sharon Karp who has sole voting control of these shares.

(4)
These shares of common stock are owned jointly by Dr. Morrisett and his wife.

(5)
Mr. Ralls was appointed as a director effective May 12, 2009. 7,572,109 of these shares are held by Lacuna Hedge Fund LLLP ("Lacuna Hedge"), and are indirectly owned Lacuna, LLC ("Lacuna LLC"), and Lacuna Hedge GP LLLP ("Lacuna Hedge GP"). Mr. Ralls is a member of Lacuna LLC, the entity which serves as the sole general partner of Lacuna Hedge GP, which serves as the sole general partner of Lacuna Hedge. Mr. Ralls does not directly own any non-derivative securities of the Issuer. Mr. Ralls disclaims beneficial ownership of the securities held by Lacuna Hedge, except to the extent of its pecuniary interest therein. 468,611 of these shares are held by Lacuna Venture Fund LLLP ("Lacuna Venture"), and are indirectly owned by Lacuna LLC and Lacuna Ventures GP LLLP ("Lacuna Ventures GP"). Mr. Ralls is a member of Lacuna LLC, the entity which serves as the sole general partner of Lacuna Ventures GP, which serves as the sole general partner of Lacuna Venture. Mr. Ralls disclaims beneficial ownership of the securities held by Lacuna Venture, except to the extent of its pecuniary interest therein.

Stock ownership of principal shareholders.

        The following table sets forth information with respect to each shareholder known to us to be the beneficial owner of more than 5% of our outstanding common stock as of July 20, 2010.

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class(1)
Lacuna, LLC	8,040,720	(2)	14.0%
1100 Spruce Street, Suite 202
Boulder, CO 80302
Diker GP, LLC	9,224,135	(3)	16.1%
745 Fifth Avenue, Suite 1409
New York, NY 10151

(1)
Based on 57,362,611 shares outstanding as of July 20, 2010.

(2)
As disclosed on Amendment No. 2 to Schedule 13D, filed with the Securities and Exchange Commission (the "SEC") on June 25, 2010. Of these shares, 468,611 are held directly by Lacuna Venture and 7,572,109 are held directly by Lacuna Hedge. Lacuna, LLC serves as the sole general partner of each of Lacuna Ventures GP and Lacuna Hedge GP. Lacuna Ventures GP serves as the sole general partner of Lacuna Venture and Lacuna Hedge GP serves as the sole general partner of Lacuna Hedge. Neither Lacuna Ventures GP, Lacuna Hedge GP, nor Lacuna, LLC directly owns any securities of the Company. Lacuna Ventures GP, Lacuna Hedge GP and Lacuna, LLC may be deemed to have shared power to vote or direct the vote of, and to dispose or direct the disposition of, the securities of the Company held by Lacuna Venture and Lacuna Hedge but disclaim beneficial ownership except to their pecuniary interest therein.

(3)
As disclosed on Form 4, filed with the SEC on March 23, 2010. The shares are held indirectly by Diker Management, LLC, in its capacity as the Registered Investment Adviser of certain managed accounts and funds. Diker Management, LLC is a Registered Investment Adviser and as such disclaims all beneficial ownership of the shares and in any case disclaims beneficial ownership of the shares except to the extent of the reporting person's pecuniary interest therein.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The current term of office of all of our directors expires upon election of their successors at the 2010 annual meeting. The board of directors proposes that the following nine nominees, all of whom are currently serving as directors, be elected for a term of one year and until their successors are duly selected and qualified. The number of directors fixed pursuant our governing instruments and a resolution adopted by our board of directors is nine. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

        Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the board of directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the board of directors. Unless you withhold authority to vote for these persons, your proxy will be voted FOR the election of the nine nominees.

        The directors standing for election are:

Stanley Stern	Chairman of the Board of Directors since August 2001

        Mr. Stern, 53, has been a Managing Director and Head of Technology and Financial Institutions Investment Banking with Oppenheimer & Co. Inc., an investment banking firm, since April 2004. From February 2002 to March 2004, Mr. Stern served as a Managing Director and Head of Investment with C.E. Unterberg, Towbin, an investment banking firm. From January 2000 to February 2002, Mr. Stern served as Managing Director of STI Ventures Advisory USA Inc. and as a member of the Board of Directors and the investment committee of STI Ventures, a venture capital company focusing on the high technology market.

        Mr. Stern's has extensive experience with technology-based companies in the context of his investment banking experience, and has an in-depth knowledge of the Company's business, strategy and management team, all of which qualify him to be a director of Tucows.

Eugene Fiume	Director since June 2005

        Mr. Fiume, 52, has been a Professor since 1995, and served from 1998 to 2004 as the Chair of the Department of Computer Science, at the University of Toronto, where he also co-directed the Dynamic Graphics Project. Mr. Fiume's advisory board positions include the Max-Planck Center for Visual Computing and Communication and NGRAIN Corporation. Mr. Fiume also works with venture capital companies and small and medium enterprises on due diligence and strategy.

        Mr. Fiume has an extensive and evolving knowledge of computer science in the context of his experience as a Professor at the University of Toronto. In addition, he has other valuable experience with technology companies generally that, in addition to the other attributes listed above, qualify him to be a director of Tucows.

Erez Gissin	Director since August 2001

        Mr. Gissin, 51, has served since 2005 as the Chief Executive Officer of BCID Ltd., an investment company focusing on infrastructure development projects in China. From July 2000 to March 2005, Mr. Gissin has served as the Chief Executive Officer of IP Planet Networks Ltd., an Israeli satellite communication operator providing Internet backbone connectivity and solutions to Internet Service Providers. From July 1995 to July 2000, Mr. Gissin was Vice President, Business Development of Eurocom Communications Ltd., a holding company that controls several telecommunications services, equipment and Internet companies in Israel. Mr. Gissin is also a director of Partner Communications Ltd. (NASDAQ: PTNR)

        Mr. Gissin has a strong background in the internet communications industry and has gained significant institutional knowledge in his long tenure as one of our directors. Mr. Gissin also has significant leadership experience as the Chief Executive Officer of BCID Ltd. and IP Planet Networks Ltd. and he has extensive financial acumen derived from his years of executive experience. All of these qualities qualify Mr. Gissin to be a director of Tucows.

Joichi Ito	Director since December 2008

        Mr. Ito, 43, has served since April 2008 as the Chief Executive Officer of Creative Commons, a non-profit corporation. He is also a co-founder of Digital Garage, where he has served on the board since September 2006, as well as a Senior Visiting Researcher of Keio Research Institute at the Shonan Fujisawa Campus of Keio University in Japan. Since December 2003 Mr. Ito has served as the Chairman of Six Apart Japan, a weblog software company.

        From June 2002 until July 2008, Mr. Ito served on the board of Pia Corporation, a ticket and entertainment magazine company in Japan (Tokyo Stock Exchange 4337). Since May 2009 Mr. Ito has served on the board of CCC, a video rental franchise company in Japan (Tokyo Stock Exchange 4756). He served on the board of the Internet Corporation for Assigned Names and Numbers (ICANN), a U.S. non-profit corporation from December 2004 until December 2007. ICANN manages the domain name registration system that Tucows uses for its domain name business and ICANN receives fees from Tucows for domain name registrations.

        Mr. Ito is also on the board of directors of a number of non-profit organizations, including The Mozilla Foundation. He has also created numerous Internet companies, including PSINet Japan, Digital Garage (Tokyo Stock Exchange 4819) and Infoseek Japan and was an early stage investor in Six Apart, Technorati, Flickr, SocialText, Dopplr, Last.fm, Rupture and Kongregate. He has served and continues to serve on various Japanese central as well as local government committees and boards, advising the government on IT, privacy and computer security related issues.

        Mr. Ito has extensive experience as a director of a number of publicly traded companies and has a wide range of experience with internet companies generally. This experience, along with Mr. Ito's domain-specific knowledge, enable him to bring key experience to the Company and qualifies him to be a director of Tucows.

Allen Karp	Director since October 2005

        Mr. Karp, 69, was with Cineplex Odeon Corporation in various positions since 1986, where he retired as Chairman and Chief Executive Officer in 2002 and as Chairman Emeritus in 2005. From 1966 to 1986, he practiced law at the law firm of Goodman and Carr LLP, where he was named partner in 1970. Mr. Karp is a Trustee of Brookfield Real Estate Services Fund and is a director of its management company, the Chair of its corporate governance committee and sits on the audit committee. Mr. Karp is Chairman of the board of trustees of IBI Income fund, and is Chairman of the Nominating, Governance and Compensation Committee. Mr. Karp is a director of the Toronto International Film Festival Group, where he served as Chairman from 1999 to 2007 and has served as Chairman of its corporate governance committee since 2007.

        Mr. Karp has extensive executive leadership skills, long-standing senior management experience, a strong ethics and compliance focus and audit committee experience. These skills and qualifications, in addition to his current service on the boards of directors of other public companies, enable him to bring valuable perspectives to our Board, particularly with respect to corporate governance matters, and qualify him to be a director of Tucows.

Lloyd Morrisett	Director since February 1994

        Dr. Morrisett, 80, served as a director and as a member of the audit committee and compensation committee of Infonautics, Inc., our predecessor, beginning in February 1994. Dr. Morrisett also served as chairman of the Board of Directors of Infonautics beginning in March 1998 until we merged with Tucows Delaware in August 2001 and became Tucows Inc. He is the co-founder of the Children's Television Workshop—now Sesame Workshop—and served from 1969 to 1998 as president of The Markle Foundation, a charitable organization.

        The breadth of Dr. Morrisett's career has provided him with extensive his business acumen and leadership experience. In addition, as a member of the board of directors of our predecessor, Dr. Morrisett is uniquely positioned to provide our Board and the Company with an important historical perspective with respect to the Company's operations and strategy. These factors, combined with Dr. Morrisett's experience as a public company board, audit committee and compensation committee member qualify him to be a director of Tucows.

Elliot Noss	Director since August 2001

        Mr. Noss, 47, is our President and Chief Executive Officer and has served in such capacity since the completion of our merger with Tucows Delaware in August 2001. From May 1999 until completion of the merger in August 2001, Mr. Noss served as President and Chief Executive Officer of Tucows Delaware. Before that, from April 1997 to May 1999, Mr. Noss served as Vice President of Corporate Services of Tucows Interactive Ltd., which was acquired by Tucows Delaware in May 1999.

        Mr. Noss's lengthy service as our Chief Executive Officer has provided him with extensive knowledge of, and experience with, Tucows' operations, strategy and financial position. In addition, Mr. Noss has widespread knowledge of the internet and software industry generally that, coupled with his operational expertise, qualifies him to be a director of Tucows.

Rawleigh H. Ralls	Director since May, 2009

        Mr. Ralls, 47, is a founding partner of Lacuna, LLC, an investment management company focused on both public and private companies that he formed in October 2006. Prior thereto, from 1999 to 2006, he was Chairman of Netidentity.com, an Internet email and web hosting company, where he led corporate strategy and development until the firm's sale in 2006. Mr. Ralls currently serves on the Board of Directors of a number of companies, including Savoya, LLC, IntraOp Medical, Knowledge Factor, Mocapay, Inc, and SageFire, Inc.

        Mr. Ralls has a wealth of industry experience, most notably the experience that he gained through his leadership of Netidentity.com. In addition, Mr. Ralls contributes a unique perspective to the Board's discussions and considerations based on the two decades of investing and portfolio management experience. All of these attributes qualify Mr. Ralls to be a director of Tucows.

Jeffrey Schwartz	Director since June 2005

        Mr. Schwartz, 47, has been the Executive Vice President and Chief Financial Officer of the Juvenile Division of Dorel Industries since 2003, a position he held from 1989 to 2003, at which time his title was changed from Vice-President, Finance to his current title. Mr. Schwartz is a graduate of McGill University in Montreal and has a degree in the field of business administration.

        Mr. Schwartz has a significant amount of public-company financial expertise, particularly in his executive experience as the chief financial officer of Dorel Industries, Inc. This executive experience, along with Mr. Schwartz's service as one of our audit committee members (and as Chairman of our audit committee since 2005), qualifies him to be a director of Tucows.

The board of directors unanimously recommends a vote FOR the nominees listed above.

 CORPORATE GOVERNANCE

Governance Principals

        The governance principals of our Board of Directors are set forth in the charters of our audit committee, our corporate governance nominating and compensation committee, our code of conduct and our code of ethics. Each of these documents and various other documents embodying our governance principals are published on our website at www.tucowsinc.com. Amendments and waivers of our code of ethics will either be posted on our website or filed with the SEC on a current report on Form 8-K.

Affirmative Determinations Regarding Director Independence

        In 2009, the Board of Directors determined that a majority of the Board of Directors met the independence requirements prescribed by the listing standards of NYSE Amex.

Meetings

        Our Board of Directors met five times during Fiscal 2009. Our Board of Directors also took action by unanimous written consent on one occasion during Fiscal 2009. Each director attended at least 80% of the total number of meetings of the Board of Directors and the committees on which he served during Fiscal 2009.

Executive Sessions of Independent Directors

        A majority of the independent directors meet quarterly in executive sessions without members of our management present. Mr. Stern was responsible for chairing the executive sessions for Fiscal 2009.

Policy regarding attendance

        Directors are expected, but are not required, to attend board meetings, meetings of committees on which they serve, and shareholder meetings, and to spend the time needed and meet as frequently as necessary to discharge their responsibilities properly. Elliot Noss attended our 2009 annual meeting of shareholders in person while the remainder of the Board of Directors were available by teleconference.

Committees

        Our Board of Directors has two committees, an audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a corporate governance, nominating and compensation committee. The Board of Directors created the corporate governance, nominating and compensation committee and adopted a new charter in November 2007 in order to expand the responsibilities of our then existing compensation committee to include oversight of our corporate governance principles and our Board nomination process. Our committees generally meet in connection with regularly scheduled quarterly and annual meetings of the Board of Directors, with additional meetings held as often as its members deem necessary to perform its responsibilities. From time to time, depending on the circumstances, the board may form a new committee or disband a current committee.

        The audit committee currently consists of Mr. Schwartz (Chair), Mr. Karp and Dr. Morrisett.

        The audit committee held five meetings during Fiscal 2009. The audit committee also took action by unanimous written consent on one occasion during the 2009 fiscal year. The audit committee's purposes are:

  •
  To assist the Board of Directors in its oversight of (1) our accounting and financial reporting processes and the audits of our financial statements, and (2) our compliance with legal and regulatory requirements;

  •
  To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors' qualifications and independence; and

  •
  To prepare the report required by the rules of the SEC to be included in our annual Form 10-K.

        Each of the members of our audit committee is an independent director and satisfies the independence standards specified in Section 121A of the NYSE Amex listing requirements and Rule 10A-3 under the Exchange Act and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Additionally, the Board of Directors has determined that Mr. Schwartz qualifies as an "audit committee financial expert" as defined under Item 407(d)(v) of Regulation S-K. The Board of Directors has adopted a written charter for the audit committee, which the audit committee has reviewed and determined to be in compliance with the rules set forth in the NYSE Amex listing requirements and which is available at www.tucowsinc.com/investors/charter/php.

        The corporate governance, nominating and compensation committee currently consists of Messrs. Stern (Chair), Schwartz, Karp and Dr. Morrisett, all of whom are independent directors as defined in Section 121A of the NYSE Amex listing standards.

        This committee was formerly known as the compensation committee and, effective November 8, 2007, the Board expanded the committee's roles and responsibilities to include the corporate governance and nomination responsibilities. This committee adopted a formal charter, which is available on www.tucowsinc.com/investors/charter/php.

        The corporate governance, nominating and compensation committee held three meetings during Fiscal 2009. This committee also took action by unanimous written consent on two occasions during the Fiscal 2009. The corporate governance, nominating and compensation committee's purposes are:

  •
  To recommending and review the compensation structure for the Company's senior executives, including the Chief Executive Officer;

  •
  To reviewing employee compensation and benefit programs;

  •
  To develop and recommend to the Board a set of corporate governance guidelines applicable to the Company and to periodically review the guidelines;

  •
  To oversee the Board's annual evaluation of its performance and the performance of the other Board committees;

  •
  To advise the Board regarding membership and operations of the Board; and

  •
  To identify individuals qualified to serve as members of the Board, to select, subject to ratification of the Board, the director nominees for the next annual meeting of shareholders and to recommend to the Board individuals to fill vacancies on the Board.

Director nomination process.

        Our board of directors will consider any candidate proposed in good faith by one of our shareholders and has adopted a resolution that requires a shareholder to timely submit, to the attention of our Secretary at 96 Mowat Avenue, Toronto, Ontario M6K 3M1 Canada, the following:

  •
  the candidate's name and the information about the individual that would be required to be included in a proxy statement under the rules of the SEC;

  •
  information about the relationship between the candidate and the nominating shareholder;

  •
  the consent of the candidate to serve as a director; and

  •
  proof of the number of shares of our common stock that the nominating shareholder owns and the length of time the shares have been owned.

        In order to be considered by the board of directors, a shareholder's nomination must be delivered to our secretary at least 120 days before the date on which we first mailed our proxy materials for our prior year's annual meeting of shareholders. Subject to compliance with statutory or regulatory requirements, our board of directors does not expect that candidates recommended by shareholders will be evaluated in a different manner than other candidates.

        In considering candidates for nomination, our board of directors shall seek individuals who evidence strength of character, mature judgment and the ability to work collegially with others. Furthermore, it is the policy of our board of directors that it endeavor to have directors who collectively possess a broad range of skills, expertise, industry and other knowledge and business and other experience useful to the effective oversight of our business; therefore, in considering whether to nominate a person for election as a director, the independent directors and our board of directors will consider, among other factors, the contribution such person can make to the collective competencies of the board based on such person's background. In determining whether to nominate a current director for re-election, the board will take into account these same criteria as well as the director's past performance, including his or her participation in and contributions to the activities of the board.

Ethics policy for senior officers.

        Our board of directors has adopted an ethics policy for our senior officers, including our Chief Executive Officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the ethics policy for senior officers can be obtained from our Internet web site at http://about.tucows.com, without charge.

Communications with the board of directors.

        We provide an informal process for shareholders to send communications to our board of directors. If you wish to communicate with our board of directors, you may send correspondence to the attention of our Secretary at 96 Mowat Avenue, Toronto, Ontario M6K 3M1 Canada. The Secretary will submit your correspondence to the chairman of the board of directors, the chairman of the appropriate committee, or the appropriate individual director, as applicable.

Director compensation.

        Under the terms of our 2006 Equity Compensation Plan (the "2006 Plan"), we make formula grants of nonqualified stock options to our non-employee directors and members of committees of our Board of Directors as described below. All stock- based compensation for our non-employee directors is governed by our 2006 Plan or its predecessor, our 1996 Equity Compensation Plan (the "1996 Plan"). All options granted under the formula grants are immediately exercisable, have an exercise price equal to the fair market value per common share as determined by the per share price as of the close of business on the date of grant and have a five-year term. Options are granted to directors under the 2006 Plan as follows:

  •
  on the date a non-employee director becomes a director, he or she is granted options to purchase 25,000 shares of our common stock;

  •
  on the date a director becomes a member of the audit committee, he or she is granted options to purchase 20,000 shares of our common stock;

  •
  on the date each director becomes a member of the corporate governance, nominating and compensation committee, he or she is granted options to purchase 15,000 shares of our common stock;

  •
  on each date on which we hold our annual meeting of shareholders, each non-employee director in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 20,000 shares of our common stock;

  •
  on each date on which we hold our annual meeting of shareholders, each member of the audit committee in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 10,000 shares of our common stock; and

  •
  on each date on which we hold our annual meeting of shareholders, each member of the corporate governance, nominating and compensation committee in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 7,500 shares of our common stock.

        Effective as of January 1, 2008, the Chairman of our Board of Directors and all non-employee directors receive an annual fee of $10,000. In addition, the Chairman receives an additional annual fee of $10,000. Non-employee directors who serve as members of our audit committee receive an annual fee of $8,000 and non-employee directors who serve on our corporate governance, nominating and compensation committee, receive an annual fee of $8,000. In addition, all non-employee directors receive the following meeting attendance fees:

Director meeting attendance fee
Board Meeting Personal Attendance Fees (per meeting, including any Audit or Corporate Governance, Nominating and Compensation Committee Meeting)	$3,000
Regularly Scheduled Telephonic Board Meeting Attendance Fees (per meeting)	$500
Regularly Scheduled Telephonic Audit Committee Meeting Attendance Fees (per meeting)	$250
Regularly Scheduled Telephonic Corporate Governance, Nominating and Compensation Committee Meeting Attendance Fees (per meeting)	$250

        All annual fees are paid to our directors in quarterly installments.

        We also purchase directors and officers liability insurance for the benefit of our directors and officers as a group in the amount of $10 million. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors or its committees. No fees are payable to directors for attendance at specially called meetings of the board.

        The table below shows all compensation paid to each of our non-employee directors during 2009. Other than Rawleigh H. Ralls, who was appointed as a director in May 2009, each of the directors listed below served for the entire year.

Name	Fees earned or paid in cash ($)	Option awards ($)(1)(2)	All other compensation ($)	Total ($)
Eugene Fiume	$17,500	$5,500	—	$23,000
Erez Gissin	17,500	5,500	—	23,000
Joichi Ito	17,000	5,500	—	22,500
Allen Karp	35,000	10,313	—	45,313
Lloyd Morrisett	35,000	10,313	—	45,313
Rawleigh H. Ralls	14,000	10,000	—	24,000
Jeffrey Schwartz	35,000	10,313		45,313
Stanley Stern	36,000	7,563	—	43,563

	$207,000	$65,002	—	$272,002

(1)
On May 12, 2009, under the 2006 Plan, Rawleigh H. Ralls was awarded these option grants upon his appointment to the Board of Directors. Under the 2006 Plan these options vested immediately and carry an exercise price of $0.38. All of these options remained outstanding at December 31, 2009 and have a five year term. The aggregate grant date fair value of the option grants was determined in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718 ("FASB ASC 718"), (formerly Statement of Financial Accounting Standards No. 123(R)) and based on the Black-Scholes option-pricing model and used the same assumptions that are set forth in Note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

(2)
On September 8, 2009, under the 2006 Plan, our non-employee directors were awarded these option grants. Under the 2006 Plan, these options vested immediately and carry an exercise price of $0.56. All these options remained outstanding at December 31, 2009 and have a five year term. The aggregate grant date fair value of the option grants was calculated in accordance with FASB ASC 718 and based on the Black-Scholes option-pricing model and used the same assumptions that are set forth in Note 10 to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2009.

EXECUTIVE COMPENSATION

        Please see "—Election of Directors" for a brief biography of Elliot Noss, President and CEO.

        Michael Cooperman, Chief Financial Officer, has more than 20 years of experience in the financial and general management fields, primarily as a senior financial executive in the technology industry. Prior to joining Tucows, Mr. Cooperman worked at Archer Enterprise Systems Inc., a provider of SalesForce Automation Software. He also served as Chief Executive Officer, Chief Operating Officer, President and member of the board at SoftQuad International Inc., a leading provider of content publishing tools for the Internet and corporate Intranets. Mr. Cooperman holds a Bachelor of Accounting Sciences Degree from the University of South Africa.

        David Woroch, Executive Vice President, Sales and Support, joined Tucows as Director of Sales in March 2000, and was promoted to Vice President of Sales in June 2001 responsible for all sales activities. He assumed responsibility for customer support in March 2004 and Domain Direct, the online retail department, in February 2005. In June 2005, he was given responsibility for the marketing department and became Vice President Sales and Marketing. In June 2009, David was named Executive Vice-President, Sales and Support. Mr. Woroch holds an Honours Bachelor of Business Administration degree from Wilfrid Laurier University in Waterloo, Ontario.

        The following Summary Compensation table provides a summary of the compensation earned by the chief executive officer, Elliot Noss, and our two other most highly compensated executive officers (who we refer to as our "named executive officers") for services rendered in all capacities during Fiscal 2009. Specific aspects of this compensation are dealt with in further detail in the tables that follow. All dollar amounts below are shown in U.S. dollars. If necessary, amounts that were paid in Canadian dollars during the 2009 fiscal year were converted into U.S. dollars based upon the exchange rate of 1.1429 Canadian dollars for each U.S. dollar, which represents the average Bank of Canada exchange rate for Fiscal 2009.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
Elliot Noss	2009	$275,615	$74,933	$32	—	$8,530	$359,110
President and Chief Executive	2008	281,875	18,397	—	20,520	9,866	330,658
Officer
Michael Cooperman	2009	215,898	51,678	32	—	8,574	276,182
Chief Financial Officer	2008	220,802	12,684	—	25,650	11,557	270,693
David Woroch	2009	179,150	51,678	32	—	6,124	236,984
Executive Vice-President, Sales	2008	183,219	12,684	—	22,230	7,047	225,180
and Support

(1)
Represents bonus earned during the fiscal years ended December 31, 2009 and 2008.

        Of the 2009 amount, the following amounts were paid in February 2010:

Elliot Noss	$52,952
Michael Cooperman	$36,519
David Woroch	$36,519

        Of the 2007 amount, the following amounts were paid in February 2008:

Elliot Noss	$38,467
Michael Cooperman	$26,529
David Woroch	$30,508
(2)
Represents the aggregate grant date fair value of such awards, calculated in accordance with FASB ASC 718. Please see Note 10 entitled "Stock Options" in the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for a discussion of the assumptions underlying these calculations.

(3)
Represents the aggregate grant date fair value of such awards, calculated in accordance with FASB ASC 718. Please see Note 10 entitled "Stock Options" in the notes to our audited financial statements below included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for a discussion of the assumptions underlying these calculations.

(4)
Amounts reported in this column are comprised of the following items:

	Year	Additional Health Spending Credits ($)	Car Allowance ($)	Health Club Membership ($)	All Other Compensation ($)
Elliot Noss	2009	$1,312	$7,218	—	$8,530
	2008	1,409	8,457	—	9,866
Michael Cooperman	2009	1,312	6,737	$525	8,574
	2008	1,409	7,893	2,255	11,557
David Woroch	2009	1,312	4,812	—	6,124
	2008	1,409	5,638	—	7,047

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information concerning stock options held by the named executive officers as of December 31, 2009:

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Elliot Noss	60,000	—	0.44	7/1/12
	214,575	—	0.37	8/5/13
	223,991	—	0.37	8/5/13
	1,394,738	—	0.37	8/5/13
	76,500	—	0.36	8/4/13
	200,000	—	0.58	8/10/14
	75,000	75,000	0.85	3/18/14
	15,000	45,000	0.60	5/22/15

	2,259,804	120,000

Michael Cooperman	50,000	—	0.44	7/1/12
	629,975	—	0.37	8/5/13
	76,500	—	0.36	8/4/13
	150,000	—	0.58	8/10/14
	60,000	60,000	0.85	3/18/14
	18,750	56,250	0.60	5/22/15

	985,225	116,250

David Woroch	42,915	—	0.49	6/30/12
	20,000	—	0.44	7/1/12
	30,000	—	0.36	8/4/13
	60,000	—	0.58	8/10/14
	40,000	40,000	0.85	3/18/14
	16,250	48,750	0.60	5/22/15

	209,165	88,750

        The stock option grants listed in the above table were issued under our 1996 Plan as well as under our 2006 Plan.

        Under the 1996 Plan, these options vest over a period of four years and have a 10 year term. These options are not exercisable for one year after the grant. Thereafter they become exercisable at the rate of 25% after the first year, with the remaining 75% vesting evenly at each month end over the next thirty six months, becoming fully exercisable after the fourth year.

        Under the 2006 Plan, these options vest over a period of four years and have a 7 year term. These options are not exercisable for one year after the grant. Thereafter they become exercisable at the rate of 25% per annum, becoming fully exercisable after the fourth year.

Potential Payments on Termination or Change in Control

        We have certain agreements that require us to provide compensation to our named executive officers in the event of a termination of employment or a change in control of Tucows. These agreements are summarized following the table below and do not include any payment for termination for cause. The tables below show estimated compensation payable to each named executive officer upon various triggering events. Actual amounts can only be determined upon the triggering event.

	Termination without Cause	Change in Control
Elliot Noss(1)
Compensation
Base Salary/Severance(2)	$413,422	$1,013,422
Bonus Plan(3)	199,821	199,821
Acceleration of Unvested Equity Awards(4)	3,600	3,600
Benefits(5)
Car Allowance	7,218	7,218
Healthcare Flexible Spending Account	1,312	1,312
Health club	—	—

	$625,373	$1,225,373

	Termination without Cause	Change in Control
Michael Cooperman(1)
Compensation
Base Salary/Severance(2)	$287,864	$587,864
Bonus Plan(3)	122,495	122,495
Acceleration of Unvested Equity Awards(4)	1,500	4,500
Benefits(5)
Car Allowance	6,737	6,737
Healthcare Flexible Spending Account	1,312	1,312
Health club	525	525

	$420,433	$723,433

	Termination without Cause	Change in Control
David Woroch(1)
Compensation
Base Salary/Severance(2)	$223,937	$223,937
Bonus Plan(3)	114,839	114,839
Acceleration of Unvested Equity Awards(4)	1,300	1,300
Benefits(5)
Car Allowance	4,812	4,812
Healthcare Flexible Spending Account	1,312	1,312
Health club	—	—

	$346,200	$346,200

(1)
For the purpose of the table we assumed an annual base salary at the executive's level as of December 31, 2009

(2)
Severance for Mr. Noss is compensation for one year plus one month additional compensation for each completed year of service capped at 24 months. For Messrs. Cooperman and Woroch, severance compensation is for six months plus one month additional compensation for each completed year of service.

(3)
For the purpose of the table we assumed that the annual incentive bonus target as of December 31, 2009 had been achieved and that no overachievement bonus or special bonuses would be payable.

(4)
For purposes of the above table, we have assumed that if we terminate Mr. Noss without cause all his unvested options vest automatically and that for Messrs. Cooperman or Woroch, that their options continue to vest through any severance period. On a change in control we have assumed that all unvested options for Messrs. Noss or Cooperman vest automatically and that for Mr. Woroch, that his options continue to vest through and until the end of any severance period. Amounts disclosed in this table equal the closing market value of our common stock as of December 31, 2009, minus the exercise price, multiplied by the number of unvested shares of our common stock that would vest. The closing market value of our common stock on December 31, 2009 was $0.68.

(5)
Pay for unused vacation, extended health, matching registered retirement savings plan benefit, life insurance and accidental death and dismemberment insurance are standard programs offered to all employees and are therefore not reported.

Employment Agreements—Termination

        Employment contracts are currently in place for each of the named executive officers, which contracts detail the severance payments that will be provided on termination of employment and the consequent obligations of non-competition and non-solicitation.

        The following details the cash severance payment that will be paid to each of the named executive officers in the event of termination without cause or termination for good reason.

        Upon termination without cause, Mr. Woroch is entitled to a severance payment in the amount of six months' compensation plus one months' compensation for each additional completed year of service. Severance payments can be made in equal monthly installments. Mr. Woroch is bound by a standard non-competition covenant for a period of twelve months following their termination.

        Messrs Noss and Cooperman's employment agreements are subject to early termination by us due to:

  •
  the death or disability of the executive;

  •
  for "cause;" or

  •
  without "cause."

        If we terminate Mr. Noss without "cause," he is entitled to receive 12 months of compensation plus one month of compensation for each year of service, to a maximum of 24 months of compensation.

        If we terminate Mr. Cooperman's employment without "cause," he is entitled to receive six months of compensation plus one month of compensation for each year of service.

        For purposes of the employment agreements, "cause" is defined to mean the executive's conviction (or plea of guilty or nolo contendere) for committing an act of fraud, embezzlement, theft or other act constituting a felony or willful failure or an executive's refusal to perform the duties and responsibilities of his position, which failure or refusal is not cured within 30 days of receiving a written notice thereof from our Board of Directors.

Employment Agreements—Change in Control

        Under their employment agreements, both Messrs. Noss and Cooperman are also entitled to the change in control benefits described in the following paragraph if:

  •
  the executive resigns with or without "good reason" within the 30-day period immediately following the date that is six months after the effective date of the "change in control;" or

  •
  within 18 months after a "change in control" and executive's employment is terminated either:

  •
  without "cause;" or

  •
  by resignation for "good reason."

        If an executive's employment is terminated following a change in control under the circumstances described in the preceding paragraph, the executive is entitled to receive a lump sum payment based upon the fair market value of the Company on the effective date of the "change in control" as determined by our Board of Directors in the exercise of good faith and reasonable judgment taking into account, among other things, the nature of the "change in control" and the amount and type of consideration, if any, paid in connection with the "change in control." Depending on the fair market value of the company, the lump sum payments range from $375,000 to $2 million in the case of Mr. Noss, and from $187,500 to $1 million in the case of Mr. Cooperman. In addition to the lump sum payments, all stock options held by the executive officers will be immediately and fully vested and exercisable as of the date of termination.

        A "change in control" is generally defined as:

  •
  the acquisition of 50% or more of our common stock;

  •
  a change in the majority of our Board of Directors unless approved by the incumbent directors (other than as a result of a contested election); and

  •
  certain reorganizations, mergers, consolidations, liquidations, or dissolutions, unless certain requirements are met regarding continuing ownership of our outstanding common stock.

        "Good reason" is defined to include the occurrence of one or more of the following:

  •
  the executive's position, management responsibilities or working conditions are diminished from those in effect immediately prior to the change in control, or he is assigned duties inconsistent with his position;

  •
  the executive is required to be based at a location in excess of 30 miles from his principal job location or office immediately prior to the change in control;

  •
  the executive's base compensation is reduced, or the executive's compensation and benefits taken as a whole are materially reduced, from those in effect immediately prior to the change in control; or

  •
  we fail to obtain a satisfactory agreement from any successor to assume and agree to perform our obligations to the executive under his employment agreement.

 PROPOSAL NO. 2
APPROVAL OF PROPOSED AMENDMENT AND RESTATEMENT OF THE
2006 EQUITY COMPENSATION PLAN

General

        At the Annual Meeting, shareholders will be asked to consider and approve a proposal to amend and restate our 2006 Equity Compensation Plan (the "2006 Plan"). The 2006 Plan, as amended and restated (the "Amended and Restated 2006 Plan") will effect the following changes:

  •
  increase the maximum number of shares of our common stock reserved for issuance over the term of this compensation plan by an additional 1,900,000 shares (i.e., from 5,000,000 shares under the 2006 Plan to 6,900,000 shares under the Amended and Restated 2006 Plan, representing approximately 8.7% and 12.0% of the number of shares of common stock outstanding as of July 20, 2010, respectively);

  •
  extend the term of this compensation plan to September 6, 2020; and

  •
  increase the maximum number of shares of our common stock which may be issued pursuant to options intended to be incentive stock options for U.S. federal tax purposes by 1,900,000 shares (i.e., from 5,000,000 shares under the 2006 Plan to 6,900,000 shares under the Amended and Restated 2006 Plan).

        The 2006 Plan was adopted by our board of directors on August 8, 2006 and approved by the shareholders on November 22, 2006. Under the 2006 Plan, the Company is authorized to grant equity-based awards to its employees, officers, directors and consultants. The 2006 Plan is scheduled to terminate on November 21, 2010. 5,000,000 shares of our common stock are currently authorized to be issued under the 2006 Plan. As of July 20, 2010, there were 4,029,200 shares subject to outstanding awards under the 2006 Plan, which includes (i) 4,017,750 options to purchase shares of our common stock (4,017,750 common shares would represent approximately 7.0% of the number of shares of common stock outstanding as of July 20, 2010), and (ii) 11,450 shares of unvested restricted stock (11,450 common shares represents approximately 0.02% of the number of shares of common stock outstanding as of July 20, 2010) and 970,800 shares remain available for future awards.

        The 2006 Plan serves as a successor to the 1996 Equity Compensation Plan (the "1996 Plan") previously approved by the shareholders, pursuant to which 11,150,000 shares of our common stock were reserved for issuance. The 1996 Plan terminated on February 25, 2006. As of the termination date, 10,492,700 options to purchase our common stock had been issued under the 1996 Plan, of which 3,820,543 options had been exercised and 6,672,157 options remained outstanding (10,492,700 common shares would represent approximately 18.3% of the number of shares of common stock outstanding as of July 20, 2010), and as of July 20, 2010 outstanding awards for 4,206,333 shares remained unexercised and continue to be governed by the terms of the 1996 Plan (4,206,333 common shares would represent approximately 7.3% of the number of shares of common stock outstanding as of July 20, 2010). No additional awards have been or will be made under the 1996 Plan.

        On July 29, 2010, our corporate governance, nominating and compensation committee recommended, and our Board adopted, subject to shareholder approval, an amendment and restatement of the 2006 Plan as described above. The Amended and Restated 2006 Plan also reflects the formula equity grant program for our non-employee Board members under the Company's director compensation plan as in effect since 2008.

Reasons for the Amendment and Restatement of the 2006 Plan

        The corporate governance, nominating and compensation committee believes that equity-based incentives have played a pivotal role in our efforts to attract and retain key personnel essential to our long-term growth and financial success. For that reason, the Amended and Restated 2006 Plan will provide us with the continued ability to implement a comprehensive compensation strategy, which is designed to use appropriate and competitive incentives that reward value creation to align our short-term and long-term goals and resulting performance with the interest of our shareholders. We continue to believe that incentive awards are vital to our ability to attract and retain outstanding and highly skilled individuals in the competitive labor markets in which we must compete.

        To accomplish these goals, the Amended and Restated 2006 Plan will permit the granting of stock options; stock appreciation rights; stock awards; restricted stock units; performance units; dividend equivalent rights; or other stock-based awards, some of which may require the satisfaction of performance-based criteria in order to be payable to the grantees. In order to facilitate approval of this proposal and assuage any shareholder concerns regarding the number of equity awards that can be granted, it is our intention to ensure that, after the formula option grants to directors, our burn rate with respect to the number of equity awards granted will not exceed 1.25% per annum. The burn rate will be calculated as (i) the number of shares granted in each fiscal year by the corporate governance, nominating and compensation committee of the Board of Directors and reported in our periodic reports filed with the SEC, including (a) stock options, (b) stock appreciation rights; (c) stock awards; (d) restricted stock units; (e) performance units; (f) dividend equivalent rights; (g) other stock-based awards and (h) after excluding the formula option awards to directors divided by (ii) the fiscal year end basic shares outstanding.

Description of the Amended and Restated 2006 Plan.

        The principal terms and provisions of the Amended and Restated 2006 Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Amended and Restated 2006 Plan and is qualified in its entirety by reference to the complete text of the Amended and Restated 2006 Plan which is attached as Exhibit A to this proxy statement.

        General.    The Amended and Restated 2006 Plan provides for grants of options, stock awards, restricted stock units, stock appreciation rights, performance units and dividend equivalent rights to officers, including officers who are also directors, of Tucows or our subsidiaries, other employees of Tucows or our subsidiaries and eligible consultants and advisors. Non-employee directors of Tucows are also entitled to receive formula stock option grants under the Amended and Restated 2006 Plan.

        Administration of the Amended and Restated 2006 Plan.    The corporate governance, nominating, and compensation committee of our board of directors will have the exclusive authority to administer the Amended and Restated 2006 Plan with respect to awards made to our executive officers and will also have the authority to make awards to all other eligible individuals. However, our board of directors may at any time appoint a secondary committee of one or more board members to have separate but concurrent authority with the corporate governance, nominating and compensation committee to make awards to individuals other than executive officers, or our board of directors may retain the power to make awards to such individuals. The board or committee may delegate to one or more officers the authority to administer awards to eligible individuals other than officers and directors within specified guidelines. The plan administrator may determine the persons to whom awards are made, the type, size and other terms and conditions of each award and the other terms and conditions, including vesting schedules and the acceleration of vesting and any other matters arising under the Amended and Restated 2006 Plan. The members of the corporate governance, nominating and compensation committee are Stanley Stern, Lloyd Morrisett, Allen Karp and Jeffrey Schwartz.

        The term "plan administrator," as used in this summary, will mean our board, our corporate governance, nominating and compensation committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the Amended and Restated 2006 Plan.

        Grants.    Grants, awards and issuances under the Amended and Restated 2006 Plan may consist of:

  •
  options intended to qualify as incentive stock options ("ISOs") under Internal Revenue Code Section 422;

  •
  non-qualified stock options that are not intended to qualify as ISOs;

  •
  stock appreciation rights;

  •
  stock awards;

  •
  restricted stock units;

  •
  performance units;

  •
  dividend equivalent rights; or

  •
  other stock-based awards.

        Eligibility for participation.    Officers and employees, non-employee members of our board, as well as eligible consultants and advisors in our employ or service or in the employ or service of our subsidiaries (whether now existing or subsequently established) will be eligible to receive discretionary awards under the Amended and Restated 2006 Plan. The non-employee members of our board of directors will also be eligible to receive non-qualified stock options awarded in connection with the formula stock option provisions described below. As of July 20, 2010, approximately 160 persons, including five officers, eight non-employee board members and three of our consultants and advisors are eligible to receive awards under the Amended and Restated 2006 Plan.

        Securities subject to the Amended and Restated 2006 Plan.    If the Amended and Restated 2006 Plan is approved by our shareholders, 6,900,000 shares of our common stock will be reserved for issuance over the term of the Amended and Restated 2006 Plan, including the 1,900,000 share increase subject to approval under this proposal. This share reserve represents approximately 12.0% of the number of shares of our common stock outstanding as at the date hereof.

        The shares of common stock issuable under the Amended and Restated 2006 Plan may be drawn from shares of our authorized but unissued common stock or from shares of our common stock that we acquire, including shares purchased on the open market or in private transactions.

        The maximum number of shares of our common stock that may be issued pursuant to options intended to qualify as ISOs may not exceed 6,900,000 subject to approval of this proposal. In the absence of such approval, the maximum number of shares that may be issued pursuant to options intended to qualify as ISOs will be limited to 5,000,000 shares.

        Shares subject to any outstanding options or other awards under the Amended and Restated 2006 Plan that expire or otherwise terminate prior to the issuance of the shares subject to those options or awards or that are paid in cash will be available for subsequent issuance under the Amended and Restated 2006 Plan. Any unvested shares issued under the Amended and Restated 2006 Plan that are subsequently forfeited or that we repurchase, at a price not greater than the original issue price paid per share (subject to compliance with applicable securities legislation), pursuant to our repurchase rights under the Amended and Restated 2006 Plan will be added back to the number of shares reserved for issuance under the Amended and Restated 2006 Plan and will accordingly be available for subsequent issuance.

        In addition, the following net share counting provisions will be in effect under the Amended and Restated 2006 Plan:

  •
  Should the exercise price of a stock option be paid in shares of our common stock, then the number of shares reserved for issuance under the Amended and Restated 2006 Plan will be reduced by the net number of shares for which that option is exercised.

  •
  Should shares of common stock otherwise issuable under the Amended and Restated 2006 Plan be withheld by us in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an award, then the number of shares of common stock available for issuance under the Amended and Restated 2006 Plan will be reduced by only by the net number of shares issued with respect to that award.

  •
  Upon the exercise of any stock appreciation right granted under the Amended and Restated 2006 Plan, the share reserve will be reduced by the net number of shares actually issued upon the exercise of such stock appreciation right.

        Limitations on grants to participants.    No participant in the Amended and Restated 2006 Plan may receive option grants, stock awards, restricted stock units, performance units, stock appreciation rights, dividend equivalents or other stock-based awards for more than 500,000 shares of our common stock in the aggregate, in any single calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions (500,000 common shares represents approximately 0.9% of the number of shares of common stock outstanding as of July 20, 2010). Shareholder re-approval of this proposal will also constitute approval of that 500,000 share limitation for purposes of Internal Revenue Code Section 162(m). This limitation will assure that any deductions to which we would otherwise be entitled upon the exercise of stock options or stock appreciation rights granted under the Amended and Restated 2006 Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m).

        The maximum number of shares of our common stock that may be issued under the Amended and Restated 2006 Plan (together with all of our other stock-based compensation arrangements, if any) to "insiders" (as such term is defined in the rules of the Toronto Stock Exchange), within any one-year period, and that may be issuable to "insiders", at any time, may not, in either case, exceed 10% of the number of shares of our common stock outstanding.

Description of Awards.

        Options.    The Amended and Restated 2006 Plan allows the plan administrator to grant options to purchase shares of our common stock to eligible participants. The plan administrator will have complete discretion to determine which eligible participants are to receive option grants, the time or times when those options are to be granted, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the grant, the maximum term for which the granted option is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the U.S. federal tax laws.

        Each granted option will have an exercise price per share determined by the plan administrator which shall be equal to or greater than the fair market value of a share of our common stock on the date of the option grant. The term of a granted option will not exceed seven years.

        Each option will become exercisable as determined by the plan administrator, generally in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options may be subject to repurchase by us if the optionee ceases service prior to vesting in those shares. The plan administrator may accelerate the exercisability of any options or the vesting of any shares at any time.

        Except as otherwise determined by the plan administrator, upon cessation of an optionee's employment or service, as the case may be, for any reason (whether or not for cause), other than as a result of the optionee's death or disability, all of the optionee's options which have vested and are exercisable as of the date of resignation or termination of active employment or service (a "Termination Date"), shall be exercisable until the earlier of the expiry date(s) of the options and the date that is three months following such Termination Date.

        Except as otherwise determined by the plan administrator, in the event of the termination of an optionee's employment or service as a result of the optionee's death or disability, all of the optionee's options which have vested and are exercisable as at the date of death or disability (such date, also the "Termination Date") shall be exercisable under the earlier of the expiry date(s) of the options and the date that is one year following the Termination Date.

        Except as otherwise determined by the plan administrator, in the event of the termination of an optionee's employment or service, all of the optionee's options which have not vested on or before the applicable Termination Date shall expire and be of no further force and effect as of such date.

        An optionee may pay the exercise price of his or her option (i) in cash, (ii) with the approval of the plan administrator and subject to compliance with applicable law, by delivery of shares of common stock owned by the optionee and having a fair market value on the date of exercise equal to the exercise price or by attestation to ownership of Tucows common stock having an aggregate fair market value on the date of exercise equal to the exercise price; or (iii) by such other method as approved by the plan administrator.

        Stock appreciation rights.    The Amended and Restated 2006 Plan allows the plan administrator to grant stock appreciation rights alone or in tandem with any stock option granted under the Amended and Restated 2006 Plan:

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  Tandem stock appreciation rights are granted in connection with a stock option and may be granted either at the time of grant of the related option or, in the case of a non-qualified stock option, at any time thereafter while the option remains outstanding and will have a base price per share equal to the per share exercise price of the related option. Tandem stock appreciation rights provide the holders with the right to surrender their options to us and receive in exchange a payment from us in an amount equal to the excess of (i) the fair market value on the exercise date of the vested shares of our common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

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  Stand-alone stock appreciation rights are not associated with any options and may be granted at any time with a base price equal to at least the fair market value per share of our common stock on the date of grant of the right. Upon exercise of a stand-alone stock appreciation right, the holder will be entitled to receive from us a payment in an amount equal to the excess of (i) the fair market value on the date of exercise of the shares of common stock as to which those rights are exercised over (ii) the aggregate base price in effect for those shares.

        No stock appreciation right will have a term in excess of 7 years. The amount payable by us upon exercise of a stock appreciation right will be paid in cash, shares of our common stock or a combination thereof at the plan administrator's discretion. The plan administrator has complete discretion to determine any vesting requirements associated with the grant of stock appreciation rights and the treatment of stock appreciation rights in the event of the cessation of a holder's employment or service with us.

        Stock awards.    The 2010 Plan allows the plan administrator to issue shares of our common stock for cash consideration, or for no cash consideration, in the plan administrator's sole discretion. The plan administrator will have complete discretion to determine which eligible participants are to receive such stock awards, the time or times when those awards are to be made, the number of shares subject to each such award, the vesting schedule (if any) to be in effect for the award and the cash consideration (if any) payable per share. The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or achievement of specified performance goals. The plan administrator will have complete discretion to determine under what circumstances a participant may retain shares of unvested stock following termination of participant's cessation of employment or service and the circumstances under which unvested stock may be forfeited.

        Restricted stock units.    The Amended and Restated 2006 Plan allows the plan administrator to grant restricted stock units to participants. Each restricted stock unit represents the right of a participant to receive one share of our common stock, or an amount based on the value of one share of our common stock, upon vesting of the restricted stock unit.

        Each restricted stock unit will vest in one or more installments based on the achievement of performance goals or satisfaction of a specified term of service measured from the grant date, as determined by the plan administrator. Restricted stock units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the plan administrator. Payment will be made in cash, in shares of our common stock or in a combination of cash and stock, as determined by the plan administrator.

        The plan administrator will have complete discretion to determine under what circumstances a participant may retain restricted stock units following termination of participant's cessation of employment or service and the circumstances under which restricted stock units may be forfeited.

        Performance units.    The Amended and Restated 2006 Plan allows the plan administrator to grant performance units to participants contingent upon the attainment of written performance goals established prior to a particular performance period. Each performance unit allows the participant to receive an amount equal to the value of the unit, which is to be determined by the plan administrator at the time of grant.

        At the time of grant, the plan administrator will establish a performance period during which the participant's performance will be measured and will establish in writing performance goals for Tucows and its various operating units. The plan administrator, in its sole discretion, will establish the performance goals which may include, but are not limited to, the following criteria: earnings per share, net earnings, operating earnings, unit volume, net sales, market share, balance sheet measurements, cash return on assets, shareholder return or return on capital.

        Each performance unit will have a maximum dollar value established by the plan administrator at the time of grant. Payment will be contingent upon the achievement of the pre-established goals by the end of the performance period. The value of a unit may, in the plan administrator's discretion, be equal to the fair market value of our common stock.

        In determining the number of performance units to be granted to a participant, the plan administrator will consider such participant's responsibility level, performance, potential, cash compensation level, other incentive awards and such other considerations it deems appropriate.

        Upon completion of the performance period, a participant will be entitled to receive payment of an amount, not exceeding the maximum value of his or her performance units, based on the achievement of the performance goals as determined by the plan administrator. Payment will be made in cash or, in the plan administrator's sole discretion, in shares of our common stock when such performance units are measured using our common stock. Such payments will be made in a lump sum or in installments and will be subject to other terms and conditions as determined by the plan administrator.

        Dividend equivalent rights.    When the plan administrator makes an award under the Amended and Restated 2006 Plan, the plan administrator may grant dividend equivalent rights in connection with such award. Dividend equivalent rights may be payable based on the achievement of specific performance goals.

        Dividend equivalent rights may be paid to participants currently or may be deferred in the plan administrator's discretion. In the event they are deferred, such dividend equivalent rights will be credited to bookkeeping accounts on our records for purposes of the Amended and Restated 2006 Plan. Dividend equivalent rights may be accrued as a cash obligation or may be converted into restricted stock units for the participant. Deferred dividend equivalent rights may accrue interest in the plan administrator's discretion.

        Dividend equivalent rights may be payable in cash, in shares of our common stock or in a combination of cash and stock, as determined by the plan administrator.

        Other stock-based awards.    The plan administrator may grant other awards not described above that are based on or measured by our common stock on such terms and conditions as the plan administrator deems appropriate. Such awards may be granted subject to performance goals or other conditions and may be payable in cash or shares of our common stock, or a combination of cash and stock as determined by the plan administrator.

Formula Option Grants to Directors

        Non-employee members of our board of directors will receive grants of non-qualified stock options pursuant to the formula option grant provisions of the Amended and Restated 2006 Plan in connection with their service on the board or a committee of the board. All options granted under the formula option grant provisions will have an exercise price per share equal to the fair market value of the option shares on the date of grant and have a five-year term, subject to earlier termination following the director's cessation of board service. The option will be immediately exercisable for all of the option shares.

        Each individual who first becomes a non-employee board member will receive an automatic grant to purchase 25,000 shares of our common stock on the date he or she becomes a member of our board of directors. Each individual who becomes an audit committee member will receive an automatic grant to purchase 20,000 shares of our common stock on the date he or she becomes a member of the audit committee. Each individual who becomes a corporate governance, nominating and compensation committee member will receive an automatic grant to purchase 15,000 shares of our common stock on the date he or she becomes a member of the audit committee.

        In addition, on the date of each annual shareholders meeting, beginning with the 2008 annual meeting, each individual serving as a non-employee board member at that time will automatically be granted an option to purchase 20,000 shares of our common stock, provided such individual is a board member both immediately before and after the annual election of directors at such annual meeting. Each individual who is an audit committee member in office on the date of each annual shareholders meeting, beginning with the 2008 annual meeting, will automatically be granted an option to purchase 10,000 shares of our common stock, provided such individual is an audit committee member both immediately before and after the annual election of directors. Each individual who is a corporate governance, nominating and compensation committee member in office on the date of each annual shareholders meeting, beginning with the 2008 annual meeting, will automatically be granted an option to purchase 7,500 shares of our common, provided such individual is a member of such committee both immediately before and after the annual election of directors.

General Provisions.

        Amendment and termination of the Amended and Restated 2006 Plan.    Our board of directors may amend or modify the Amended and Restated 2006 Plan at any time, subject to any shareholder approval requirements under applicable law or regulation or pursuant to the listing standards of the NYSE Amex stock exchange on which our shares of common stock are at the time primarily traded. Our board of directors may make such amendments to the plan as it deems desirable or necessary, without the approval of the shareholders (including amendments of a housekeeping nature, amendments in response to a change in applicable law or regulation, amendments to the vesting provisions granted pursuant to the plan, and amendments to the other terms and conditions of any previously issued grant under the plan), provided however that our board may not amend the Amended and Restated 2006 Plan without shareholder approval to:

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  change the maximum number of shares of our common stock that may be issued under the Amended and Restated 2006 Plan, whether as a fixed number of shares or as a fixed percentage of the number of shares outstanding from time to time (other than to reflect an adjustment for subsequent stock splits, stock dividends or other transactions as described below);

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  materially increase benefits to the participants of the Amended and Restated 2006 Plan, including any change to permit a repricing or decrease the exercise price of an option;

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  reduce the exercise price or purchase price or extend the term of any award which would benefit one of our insiders;

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  materially expand the class of participants eligible to participate in the Amended and Restated 2006 Plan;

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  expand the types of awards provided under the Amended and Restated 2006 Plan; or

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  amend the insider participation limit or the amending provision of the Amended and Restated 2006 Plan.

        Subject to shareholder approval of this proposal, the Amended and Restated 2006 Plan will terminate on September 6, 2020, unless sooner terminated by our board of directors or extended by the board of directors with the approval of the shareholders.

        Adjustment provisions.    In the event of any stock dividend, spinoff, extraordinary distribution (whether in cash, securities or other property), recapitalization, reclassification, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the Amended and Restated 2006 Plan; (ii) the maximum aggregate number of shares which may be issued pursuant to incentive stock options; (iii) the maximum aggregate number and/or class of securities for which any one person may be granted per calendar year; (iv) the number and/or class of securities and for which option grants are subsequently made to non-employee directors under the formula option grant provisions; and (v) the number and/or class of securities subject to each outstanding option grant, restricted stock award, restricted stock unit, performance unit, stock appreciation right, dividend equivalent right or other stock-based award and the issue price (if any) payable per share. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Amended and Restated 2006 Plan or the outstanding awards thereunder.

        Change of control of Tucows.    In the event of a change of control of Tucows (as defined under the Amended and Restated 2006 Plan), the plan administrator may take any one or more of the following actions with respect to all awards outstanding under the Amended and Restated 2006 Plan: (i) determine that outstanding awards will become fully vested on the date of the change of control or at such other time as the plan administrator determines; (ii) require participants to surrender outstanding options and stock appreciation rights in exchange for one or more payments by Tucows;

(iii) terminate any or all unexercised options and stock appreciation rights at such time as the plan administrator deems appropriate; (iv) with respect to participants holding awards other than options or stock appreciation rights, determine that such participants will receive one or more payments in settlement of such awards; (v) terminate all unvested awards and require the surrender of any unvested shares subject to those awards; or (vi) determine that awards that remain outstanding after the change of control shall be assumed by the successor corporation or otherwise continued in effect.

        Any such acceleration, surrender, termination, settlement or assumption will take place as of the date of the change of control or such other date as the plan administrator may specify.

        Withholding taxes.    The plan administrator may provide a holder of awards with the right to have a portion of the shares otherwise issuable to such holder withheld in satisfaction of the withholding taxes to which they become subject in connection with the taxation of those awards. Alternatively, the plan administrator may, to the extent permitted by law, deduct the amount of any withholding tax liability from other wages paid to the holder by Tucows.

        Shareholder rights and transferability.    No optionee will have any shareholder rights with respect to his or her option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. The holder of a stock appreciation right will not have any shareholder rights with respect to the shares subject to that right unless and until such holder exercises the right and becomes the holder of record of the shares of our common stock distributed upon such exercise, if any.

        A participant will have full shareholder rights with respect to any shares of common stock issued to him or her under the Amended and Restated 2006 Plan, whether or not his or her interest in those shares is vested. A participant will not have any shareholder rights with respect to the shares of common stock subject to a restricted stock unit or other share right award until that unit or award vests and the shares of common stock are issued to such participant. However, dividend-equivalent rights may be paid or credited, either in cash or in shares of common stock, on outstanding restricted stock units or other share-right awards, subject to such terms and conditions as the plan administrator may deem appropriate.

        Except as otherwise provided by the plan administrator, awards under the Amended and Restated 2006 Plan are not assignable or transferable other than by will or the laws of inheritance following the holder's death, and during the holder's lifetime, the award may only be exercised by the holder. Notwithstanding this, subject to applicable legislation, the plan administrator may provide, as part of the grant terms, that a participant may transfer nonqualified stock options to family members, or one or more trusts or other entities for the benefit of or owned by family members, provided the participant receives no consideration for the transfer of such options.

        Valuation.    For the purposes of the Amended and Restated 2006 Plan, "fair market value" means: (i) if our common stock is traded on a securities exchange, the last reported sale price of the shares of our common stock on such exchange or market determined by the plan administrator to be the primary market for our common stock, at the close of regular trading hours on the relevant date; (ii) if our common stock is not traded on any such exchange or market, the mean between the last reported "bid" and "asked" prices of our common stock at the close of regular trading hours on the relevant date, as reported on the American Stock Exchange or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the plan administrator determines, or (iii) if our common stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the fair market value shall be as determined by the plan administrator. On July 20, 2010, the fair market value per share of our common stock based on the last reported sale price of our common stock at the close of regular trading hours on such date on the NYSE Amex was $0.59.

        Stock Awards.    The following table sets forth, as to our Chief Executive Officer, our other most highly compensated executive officers (earning $100,000 or more for the year ended December 31, 2009) and the other individuals and groups indicated, the number of shares of our common stock subject to option grants made under the 2006 Plan from January 1, 2009 through July 20, 2010, together with the weighted average exercise price per share in effect for such option grants.

Name and Position	Number of Shares Underlying Options Granted(#)	Weighted Average Exercise Price Per Share($)
Elliot Noss	128,000	0.70
Michael Cooperman	128,000	0.70
David Woroch	128,000	0.70
All current executive officers as a group (5 persons)	640,000	0.70
Directors:
Eugene Fiume	20,000	$0.56
Erez Gissin	40,000	$0.63
Joichi Ito	20,000	$0.56
Allen Karp	37,500	$0.56
Lloyd N. Morrisett	57,500	$0.61
Rawleigh Ralls	45,000	$0.46
Jeffrey Schwartz	37,500	$0.56
Stanley Stern	52,500	$0.63
All current non-employee directors as a group (8 persons)	310,000	$0.57
All employees, including current officers who are not executive officers, as a group (149 persons)	869,000	$0.70

New Plan Benefits.

        No stock options or other awards have been made under the Amended and Restated 2006 Plan based on the share increase subject to approval under this proposal. Because grants are made by the plan administrator to those persons whom the plan administrator determines in its discretion should receive grants, the benefits and amounts that may be received in the future by persons eligible to participate in the Amended and Restated 2006 Plan are not determinable now, except for formula grants described below. However, our non-employee directors will receive formula grants on the date of the Annual Meeting of the Shareholders as follows:

NEW PLAN BENEFITS

Amended and Restated 2006 Equity Compensation Plan

Name and Position	Dollar Value ($)	Number of Shares
Stanley Stern	—	20,000	(1)
		7,500	(3)
Allen Karp	—	20,000	(1)
		10,000	(2)
		7,500	(3)
Lloyd N. Morrisett	—	20,000	(1)
		10,000	(2)
		7,500	(3)
Erez Gissin	—	20,000	(1)
Eugene Fiume	—	20,000	(1)
Jeffrey Schwartz	—	20,000	(1)
		10,000	(2)
		7,500	(3)
Joichi Ito	—	20,000	(1)
Rawleigh H. Ralls	—	20,000	(1)

(1)
Represents an option grant that each non-employee member of the Board of Directors will be granted, provided that he is re-elected to the Board of Directors at the annual meeting.

(2)
Represents an option grant that each individual serving on the audit committee of the Board of Directors immediately prior to the annual meeting will receive, provided that such individual is re-appointed to such committee immediately following the annual meeting.

(3)
Represents an option grant that each individual serving on the corporate governance, nominating and compensation committee of the Board of Directors immediately prior to the annual meeting will receive, provided that such individual is re-appointed to such committee immediately following the annual meeting.

        Each option will be immediately exercisable and the exercise price of each such option will be equal to the last reported sale price per share on the grant date

Summary of Federal Income Tax Consequences.

        The following is a summary of the U.S. Federal income taxation treatment applicable to us and the participants who receive awards under the Amended and Restated 2006 Plan.

        Option grants.    Options granted under the Amended and Restated 2006 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

        Incentive options.    No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

        Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

        If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

        Non-statutory options.    No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and we will be required to collect the withholding taxes applicable to such income from the optionee.

        If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

        Stock appreciation rights.    No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and we will be required to collect the withholding taxes applicable to such income from the holder. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

        Stock awards.    The tax principles applicable to stock awards under the Amended and Restated 2006 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

        Restricted stock units.    No taxable income is recognized upon receipt of a restricted stock unit. The holder will recognize ordinary income in the year in which a payment with respect to the unit, in shares or cash, is made to the holder. The amount of that income will be equal to the amount of the cash payment or the fair market value of any shares issued on the date of issuance, and we will be required to collect the withholding taxes applicable to such income from the holder. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

        Performance units, dividend equivalent rights and other stock-based awards.    No taxable income is recognized upon receipt of a performance unit, dividend equivalent right or other stock-based award. The holder will recognize ordinary income in the year in which a payment with respect to that award is made to the holder. The amount of that income will be equal to the amount of the cash payment or the fair market value of any shares issued on the date of issuance, and we will be required to collect the withholding taxes applicable to such income from the holder. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time of the payment. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

        Deductibility of executive compensation.    We anticipate that any compensation deemed paid by us in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options or stock appreciation rights will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, the compensation deemed paid with respect to options and stock appreciation rights granted under the Amended and Restated 2006 Plan will remain deductible by us without limitation under Section 162(m). However, any compensation deemed paid by us in connection with shares issued pursuant to other awards under the Amended and Restated 2006 Plan will be subject to the $1 million limitation.

Accounting Treatment.

        Pursuant to the accounting standards established under the FASB Accounting Standards Codification Topic 718 , we will be required to expense all share-based payments, including grants of stock options, stock appreciation rights, restricted stock units and all other awards under the Amended and Restated 2006 Plan. Accordingly, stock options and stock appreciation rights that are granted to our employees and non-employee Board members will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against our reported earnings over the designated vesting period of the award. For shares issuable upon the vesting of restricted stock units awarded under the Amended and Restated 2006 Plan, we will be required to amortize over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, then the fair market value of those shares at that time will be charged to our reported earnings ratably over the vesting period. Such accounting treatment for restricted stock units and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.

        For performance units awarded under the Amended and Restated 2006 Plan and payable in stock, we will be required to amortize, over the applicable performance period and any subsequent service vesting period, a compensation cost equal to the fair market value of the underlying shares on the date of the award. For performance units awarded under the Amended and Restated 2006 Plan and payable in cash, we will amortize the potential cash expense over the applicable performance period and any subsequent service vesting period. Dividends or dividend equivalents paid on the portion of an award that vests will be charged against our retained earnings. However, if the award holder is not required to return the dividends or dividend equivalents if they forfeit their awards, such dividends or dividend equivalents paid on instruments that do not vest will be recognized by us as additional compensation cost.

        The compensation expense accruable for performance-based awards under the Amended and Restated 2006 Plan will, in general, be subject to adjustment to reflect the actual outcome of the applicable performance goals, and any expenses accrued for such performance-based awards will be reversed if the performance goals are not met, unless those performance goals are deemed to constitute market conditions (i.e., because they are tied to the price of our common stock) under FASB Accounting Standards Codification Topic 718.

Required Vote and Board Recommendation.

        The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy, and actually cast on Proposal No. 2 is required for approval of the Amended and Restated 2006 Plan, provided that such affirmative vote also represents at least majority of the voting power required to constitute a quorum at the annual meeting, is required for approval of the Amended and Restated 2006 Plan. Should such approval not be obtained, then the share reserve will not be increased and the Amended and Restated 2006 Plan term will not be extended, however the formula grants to directors and committee members described above shall be automatically issued under the existing terms of the 2006 Plan and discretionary awards will continue to be granted from the remaining share reserve until the expiration of the 2006 Plan on November 21, 2010.

Recommendation of the Board of Directors.

The Board believes that Proposal No. 2 is in our best interests and in the best interests of our shareholders and recommends a vote FOR the adoption of the Amendment and Restatement of the 2006 Equity Compensation Plan.

 AUDIT COMMITTEE REPORT

        The audit committee operates pursuant to a formal written charter that was most recently reviewed, approved and adopted by the audit committee in August 2009.

        In accordance with that charter and the independence criteria prescribed by applicable law and the rules and regulations of the SEC for audit committee membership, each of the members of the audit committee is an independent director and meets the NYSE Amex's financial sophistication requirements. Mr. Schwartz has been designated by our board of directors as an "audit committee financial expert" pursuant to Item 407(d)(v) of Regulation S-K.

        The purposes of the audit committee are described on page 9 of this proxy statement under the caption "Corporate Governance—Committees" and in the charter of the audit committee. In particular, it is the audit committee's duty to review the accounting and financial reporting processes of the company on behalf of the board. In fulfilling our responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements to be contained in our annual report on Form 10-K for the fiscal year ended December 31, 2009, as amended, with our management and also with KPMG LLP, our independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls, and has represented to the audit committee that such financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

        The audit committee has also discussed with KPMG LLP the matters that are required to be discussed by the auditors with the audit committee under Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented. Furthermore, the audit committee discussed with KPMG LLP their independence from management and the company and KPMG LLP provided the audit committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence.

        Based on the reviews and discussions referred to above, the audit committee has recommended to our board of directors that our audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2009 as filed with the SEC.

        In performing all of these functions, the audit committee acts in an oversight capacity. The audit committee reviews our earnings releases before issuance and the annual report on Form 10-K, as amended, prior to filing with the SEC. In its oversight role, the audit committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to accounting principles generally accepted in the United States.

Audit Committee Members
Jeffrey Schwartz, Chair
Allen Karp
Lloyd Morrisett

 PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ratification of appointment.

        KPMG LLP has served as our independent auditor since our merger with Tucows Delaware in August 2001.    The audit committee of our board of directors has appointed KPMG LLP as the independent auditors of the company and our subsidiaries for the year ending December 31, 2010. Although shareholder approval is not required, the board of directors desires to obtain shareholder ratification of this appointment. If the appointment is not ratified at the annual meeting, the board of directors will review its future selection of auditors. A representative of KPMG LLP is expected to be present at the annual meeting and will have the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions.

The board of directors unanimously recommends a vote FOR ratification of the appointment of KPMG LLP as our independent auditor.

 AUDIT FEES AND ALL OTHER FEES

        A summary of the fees of KPMG LLP for the years ended December 31, 2009 and 2008 are set forth below:

	2009 Fees	2008 Fees
Audit Fees(1)	$229,000	$275,000
Audit-Related Fees	—	—
Tax Fees(2)	95,000	183,000
All Other Fees	—	—

Total Fees	$324,000	$458,000

(1)
Consists of fees and expenses for the audit of consolidated financial statements, the reviews of our quarterly reports on Form 10-Q and services associated with registration statements.

(2)
Consists of fees and expenses for tax consulting and review services.

Audit committee pre-approval of audit and permissible non-audit services of independent auditors.

        The audit committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided to us by our independent auditors. Under this policy, the audit committee pre-approves all audit and certain permissible accounting and non-audit services performed by the independent auditors. These permissible services are set forth on an attachment to the policy that is updated at least annually and may include audit services, audit-related services, tax services and other services. For audit services, the independent auditor provides the audit committee with an audit plan including proposed fees in advance of the annual audit. The audit committee approves the plan and fees for the audit.

        With respect to non-audit and accounting services of our independent auditors that are not pre-approved under the policy, the employee making the request must submit the request to our chief financial officer. The request must include a description of the services, the estimated fee, a statement that the services are not prohibited services under the policy and the reason why the employee is requesting our independent auditors to perform the services. If the aggregate fees for such services are estimated to be less than or equal to $25,000, our chief financial officer will submit the request to the chairman of the audit committee for consideration and approval, and the engagement may commence upon the approval of the chairman. The chairman is required to inform the full audit committee of the services at its next meeting. If the aggregate fees for such services are estimated to be greater than $25,000, our chief financial officer will submit the request to the full audit committee for consideration and approval, generally at its next meeting or special meeting called for the purpose of approving such services. The engagement may only commence upon the approval of full audit committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the corporate governance, nominating, and compensation committee of our board of directors during the 2009 fiscal year were Messrs. Schwartz, Stern, Karp and Dr. Morrisett. To ensure that our compensation policies are administered in an objective manner, our corporate governance, nominating and compensation committee is comprised entirely of independent directors. None of the members of our corporate governance, nominating and compensation committee has ever been an officer or employee of the Company or its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or corporate governance, nominating and compensation committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10 percent of a registered class of our equity securities to file with the SEC reports of ownership and reports of changes in ownership of our common stock and our other equity securities. These persons are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

        We believe that, under the SEC's rules and based solely upon our review of the copies of the Forms 3, 4 and 5, and any amendments thereto, furnished to us, or written representations from certain reporting persons that any such Forms have been filed in a timely manner and that all of our executive officers, directors and persons who beneficially own more than 10 percent of a registered class of our equity securities complied with all Section 16(a) filing requirements applicable to them during Fiscal 2009.

OTHER MATTERS TO BE DECIDED AT THE ANNUAL MEETING

        All of the matters we knew about as of the time of the mailing of this proxy statement to be brought before the annual meeting are described in this proxy statement. If any matters properly come before the annual meeting that are not specifically set forth on your proxy and in this proxy statement, the persons appointed to vote the proxies will vote on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION

Shareholder proposals for the 2011 annual meeting.

        If you would like to submit a proposal for inclusion in the proxy materials for our annual meeting of shareholders in 2011 you may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, shareholder proposals must be received by the Secretary at Tucows Inc., 96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada, at any time before June 8, 2011.

        If you would like to present a proposal at the 2011 annual meeting, but do not want to include the proposal in our proxy statement, you will have to comply with the advance notice procedures set forth in our current bylaws. The bylaws require that a shareholder submit a written notice of intent to present such a proposal to our secretary no more than 90 days and no less than 60 days prior to the anniversary of the date on which we first mailed our proxy materials for the preceding year's annual meeting. Therefore, we must receive notice of such proposal for the 2011 annual meeting no earlier than May 9, 2011 and no later than June 8, 2011. If the notice is received before May 9, 2011 or after June 8, 2011, it will be considered untimely and we will not be required to present it at the 2011 annual meeting.

        If we do not receive notice by that date, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

Cost of proxy solicitation.

        We will pay the expenses of the preparation of the proxy materials and the solicitation by the board of directors of your proxy. We will make solicitations primarily by mail or by facsimile and our regular employees may solicit proxies personally or by telephone but will not be specifically compensated for such services. We will ask brokerage houses and other nominees, custodians and fiduciaries to forward proxy soliciting material and our annual report on Form 10-K to the beneficial owners of the shares of our common stock held of record by them, and we will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so.

Availability of Materials

        A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 AS FILED WITH THE SEC, EXCLUDING EXHIBITS, MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST ADDRESSED TO: ATTN: CORPORATE SECRETARY, 96 MOWAT AVENUE. TORONTO, CANADA, M6K 3M1.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
SEPTEMBER 7, 2010

        This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are available to shareholders at www.tucowsinc.com in the "About Us—Filings" section.

By Order of the Board of Directors,

Michael Cooperman Chief Financial Officer and Secretary

 TUCOWS INC.

2006 EQUITY COMPENSATION PLAN

(As Amended and Restated July 29, 2010)

        1.    Purpose.

        The purpose of the 2006 Equity Compensation Plan (the "Plan") is to provide eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in Tucows Inc. (the "Company"). The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

        2.    Definitions.

        Whenever used in this Plan, the following terms will have the respective meanings set forth below:

        (a)   "Board" means the Company's Board of Directors.

        (b)   "Change of Control" shall be deemed to have occurred:

            (i)  If any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 40% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 40% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors;

           (ii)  Upon the consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 40% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

          (iii)  If after the date on which this Plan is approved by the shareholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended.

        (d)   "Company" means Tucows Inc. and any successor corporation.

        (e)   "Company Stock" means the common stock of the Company.

        (f)    "Compensation Committee" means the corporate governance, nominating and compensation committee of the Company.

        (g)   "Consultant" means a consultant or advisor of the Company or a subsidiary of the Company, provided that the Company can issue securities to such consultant or advisor under the Plan pursuant to exemptions from prospectus and registration requirements of applicable securities laws.

        (h)   "Disability" means the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        (i)    "Dividend Equivalent" means an amount determined by multiplying the number of shares of Company Stock subject to a Grant by the per-share cash dividend, or the per-share fair market value (as determined by the Plan Administrator) of any dividend in consideration other than cash, paid by the Company on its Company Stock.

        (j)    "Employee" means an employee of the Employer (including an officer or director who is also an employee).

        (k)   "Employer" means the Company and its subsidiaries.

        (l)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (m)  "Exercise Price" means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Plan Administrator.

        (n)   "Fair Market Value" of Company Stock means (i) if the Company Stock is traded on a securities exchange or AIM, the last reported sale price of Company Stock at the close of regular hours trading on the relevant date on the exchange or market determined by the Plan Administrator to be the primary market for the Company Stock, or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock at the close of regular hours trading on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Plan Administrator determines, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Plan Administrator.

        (o)   "Grant" means an Option, Restricted Stock Unit, Stock Award, Performance Unit, SAR, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

        (p)   "Grant Agreement" means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

        (q)   "Incentive Stock Option" means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

        (r)   "Insider" means:

            (i)  every director or officer of the Company;

           (ii)  every director or officer of a person or company that is itself an insider or subsidiary of the Company;

          (iii)  every person or company that has beneficial ownership of, or control or direction over, or a combination of beneficial ownership of and control or direction over, directly or indirectly, securities of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities, excluding for this purpose any securities held by the person or company as underwriter in the course of a distribution;

          (iv)  every "associate" (as such term is defined in the Securities Act (Ontario)) of a person or company that is itself an insider; and

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           (v)  every "affiliated company" (as such term is defined in the Securities Act (Ontario)) of a person or company that is itself an insider and every other issuer that is similarly related to such person or company, whether a partnership, limited partnership, trust, income trust, investment trust or any other organized entity issuing securities.

        (s)   "Non-Employee Director" means a member of the Board who is not an Employee.

        (t)    "Nonqualified Stock Option" means an Option that is not intended to meet the requirements of an incentive stock option under section 422 of the Code.

        (u)   "Option" means an option to purchase shares of Company Stock, as described in Section 7.

        (v)   "Other Stock-Based Award" means any Grant based on, measured by or payable in Company Stock (other than a Grant described in Sections 7, 9, 10, 11 or 12(a) of the Plan), as described in Section 12(b).

        (w)  "Participant" means an Employee, Non-Employee Director or Consultant designated by the Plan Administrator to participate in the Plan.

        (x)   "Performance Unit" means an award of a performance unit as described in Section 11.

        (y)   "Plan" means this Tucows Inc. 2006 Equity Compensation Plan, as in effect from time to time.

        (z)   "Plan Administrator" means the particular entity, whether the Compensation Committee, the Board or other committees or delegate thereof (in the event the Board or Compensation Committee has delegated its authority pursuant to Section 3), which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons then subject to its jurisdiction.

        (aa) "Restricted Stock Unit" means an award of a phantom unit representing a share of Company Stock as described in Section 9.

        (bb) "SAR" means a stock appreciation right as described in Section 12.

        (cc) "Section 16 Insider" means an officer or director of the Company subject to the short-swing profit liability provisions of Section 16 of the Exchange Act.

        (dd) "Stock Award" means an award of Company Stock as described in Section 10.

        (ee) "10% Shareholder" shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary).

        (ff)  "Withholding Taxes" shall mean all applicable income and employment taxes, social insurance, payroll taxes, contributions, payment on account obligations or other payments required to be withheld by the Employer in connection with a Grant.

        3.    Administration.

        (a)   The Plan shall be administered by the Compensation Committee of the Board with respect to grants to Section 16 Insiders. Administration of the Plan with respect to all other eligible persons may, at the Board's discretion, be vested in the Compensation Committee or another committee appointed by the Board, or the Board may retain the power to administer the Plan with respect to such persons. However, any discretionary awards to members of the Compensation Committee must be authorized and approved by a disinterested majority of the Board. Administration of the formula option grants to Non-Employee Directors under Section 8 shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any award under that program.

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        (b)   The Board or Compensation Committee may delegate to one or more officers of the Company designated by the Board or the Compensation Committee, the authority to administer Grants to eligible persons other than directors or officers of the Company within specified guidelines established by the Board or the Compensation Committee and subject to applicable law.

        (c)   Subject to the provisions of the Plan, the Plan Administrator shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or vesting period, including the criteria for exercisability or vesting and the acceleration of exercisability or vesting, (iv) amend the terms and conditions of any previously issued Grant, subject to the provisions of Section 19 below, and (v) deal with any other matters arising under the Plan.

        (d)   The Plan Administrator shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Plan Administrator's interpretations of the Plan and all determinations made by the Plan Administrator pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Plan Administrator shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

        4.    Grants.    Grants under the Plan may consist of Options as described in Section 7, Restricted Stock Units as described in Section 9, Stock Awards as described in Section 10, Performance Units as described in Section 11 and SARs or Other Stock-Based Awards as described in Section 12. All Grants shall be subject to such terms and conditions as the Plan Administrator deems appropriate (but subject to the terms hereof) and as are specified in writing by the Plan Administrator to the Participant in the Grant Agreement.

        5.    Shares Subject to the Plan.

        (a)    Shares Authorized.    The total aggregate number of shares of Company Stock that may be issued under the Plan is 6,900,000 shares, subject to adjustment as described in subsection (f) below. Such share reserve includes an increase of 1,900,000 shares of Common Stock authorized by the Board on July 29, 2010, subject to shareholder approval at the 2010 Shareholders Annual Meeting.

        (b)    Source of Shares; Share Counting.    Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan, subject to compliance with applicable law. If and to the extent outstanding Grants under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered prior to the issuance of shares of Company Stock, the shares reserved for such Grants shall again be available for issuance under the Plan. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Company pursuant to the Company's repurchase rights under the Plan at a price per share not greater than the original issue price paid per share (subject to compliance with applicable securities legislation) shall again be available for issuance under the Plan. In addition, should the Exercise Price of an Option under the Plan be paid with shares of Company Stock, the authorized reserve of Company Stock under the Plan shall be reduced only by the net number of shares issued under the exercised Option. Should shares of Company Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the Withholding Taxes incurred in connection with the issuance, exercise or vesting of a Grant under the Plan, the number of shares of Company Stock available for issuance under the Plan shall be reduced only by the net number of shares issued with respect to that Grant. If SARs are exercised, only the net number of shares actually issued upon exercise of the SARs shall be considered issued under the Plan for

4

purposes of this subsection (b). To the extent that Grants are paid in cash, and not in shares of Company Stock, any shares previously reserved for issuance pursuant to such Grants shall again be available for purposes of the Plan.

        (c)    Individual Limits.    The maximum aggregate number of shares of Company Stock with respect to which all Grants may be made under the Plan to any individual during any calendar year shall be 500,000 shares, subject to adjustment as described in subsection (f) below.

        (d)    ISO Limits.    The maximum number of shares of Common Stock that may be issued pursuant to Incentive Stock Options granted under the Plan shall not exceed 6,900,000 shares, subject to shareholder approval at the 2010 Annual Shareholders Meeting of the 1,900,000-share increase authorized by the Board on July 29, 2010. In the absence of such shareholder approval, the maximum number of shares of Common Stock that may be issued pursuant to Incentive Stock Options shall be limited to 5,000,000 shares of Common Stock.

        (e)    Insider Limits.    The number of shares of Company Stock issuable, directly or indirectly, to all Participants who are Insiders in the aggregate, under this Plan and all other "security based compensation arrangements" (within the meaning of the rules of the Toronto Stock Exchange) of the Company, may not exceed ten percent (10%) of the outstanding shares of Company Stock and the number of shares of Company Stock issued, directly or indirectly, to all Participants who are Insiders in the aggregate within any one (1) year period, under the Plan and all other security based compensation arrangements of the Company, may not exceed ten percent (10%) of the issued and outstanding shares of Company Stock.

        (f)    Adjustments.    In the event of a stock dividend, spinoff, extraordinary distribution (whether in cash, securities or other property), recapitalization, reclassification, stock split, or combination or exchange of shares, or any other event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, equitable adjustments shall be made to the maximum number and/or class of securities issuable under the Plan, the maximum number and/or class of securities that may be issued pursuant to Incentive Stock Options, the maximum number and/or class of securities for which any individual may receive Grants in any year, the number and/or class of securities for which option grants are subsequently to be made to Non-Employee Directors under Section 8, the number and/or class of securities covered by outstanding Grants, and the price per share or the applicable market value of such Grants. The adjustments shall be made by the Plan Administrator in such manner as the Plan Administrator deems appropriate in order to prevent the dilution or enlargement of benefits hereunder and such adjustments shall be final, binding and conclusive.

        6.    Eligibility for Participation.

        All Employees, including Employees who are officers or members of the Board, all Non-Employee Directors and all Consultants shall be eligible to participate in the Plan.

        7.    Options.

        (a)    General Requirements.    The Plan Administrator may grant Options to an eligible person upon such terms and conditions as the Plan Administrator deems appropriate under this Section 7. The Plan Administrator shall determine the number of shares of Company Stock that will be subject to each Grant of Options under the Plan.

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        (b)    Type of Option, Price and Term.

            (i)  The Plan Administrator may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options shall be subject to the provisions of subsection (f) below.

           (ii)  Subject to Sections 7(f) and 8, the Exercise Price of Company Stock subject to an Option shall be determined by the Plan Administrator and shall be equal to or greater than the Fair Market Value of a share of Company Stock on the date the Option is granted.

          (iii)  The Plan Administrator shall determine the term of each Option, which shall not exceed seven years from the date of grant.

        (c)    Exercisability of Options.

            (i)  Subject to Section 8, Options shall become exercisable in accordance with such terms and conditions as may be determined by the Plan Administrator and specified in the Grant Agreement. The Plan Administrator may accelerate the exercisability of any or all outstanding Options at any time for any reason.

           (ii)  Subject to compliance with applicable law, the Plan Administrator may provide in a Grant Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period (subject to compliance with applicable law) and such other restrictions as the Plan Administrator deems appropriate.

          (iii)  Options granted to U.S. persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Plan Administrator, upon the Participant's death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

        (d)    Termination of Employment or Service.    Except as otherwise provided in the Grant Agreement, in the event of the termination of a Participant's employment or service, for any reason (whether or not for cause) other than as a result of death or Disability of the Participant, the Participant may exercise all of the Participant's options which have vested and are exercisable on the date of resignation or, in the case of involuntary termination, on the Participant's last day of active employment or service (the "Termination Date"), as the case may be, until the earlier of the expiry date(s) of the Options and the date that is three (3) months from the Termination Date, or such other date as may be determined by the Plan Administrator, and approved by the stock exchange on which the shares of the Company trade. In the event of the termination of a Participant's employment or service as a result of the death or Disability of the Participant, all of the Participant's Options which have vested and are exercisable as at the date of death or Disability (such date, also the "Termination Date") shall be exercisable until the earlier of the expiry date(s) of the Options and the date that is one (1) year from the Termination Date, or such other date as may be determined by the Plan Administrator, and approved by the stock exchange on which the shares of the Company trade to the extent required by the rules of such stock exchange. Except as otherwise determined by the Plan Administrator and except as otherwise provided in the Grant Agreement, in the event of the termination of the Participant's employment or service for any reason as contemplated in this Section 7(d), all of the Participant's Options which have not vested on the Termination Date shall expire and terminate and be of no further force and effect, as of that date.

        (e)    Payment of Exercise Price.    The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Plan Administrator and subject to compliance with applicable law, by

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delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, or (iii) by such other method as the Plan Administrator may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required Withholding Taxes, must be received by the time specified by the Plan Administrator depending on the type of payment being made.

        (f)    Limits on Incentive Stock Options.

            (i)  Incentive Stock Options may only be granted to Employees.

           (ii)  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.

          (iii)  If any Employee to whom an Incentive Stock Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

        (g)    Shareholder Rights.    The holder of an Option shall have no shareholder rights with respect to the shares subject to the Option until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased shares.

        8.    Formula Option Grants to Non-Employee Directors; Grants to Committee Members.

        A Non-Employee Director or a Non-Employee Director who is a member of a committee of the Board (a "Committee Member") shall be entitled to receive Nonqualified Stock Options in accordance with this Section 8.

        (a)    Initial Grant.    Each Non-Employee Director who first becomes a member of the Board will receive a grant of a Nonqualified Stock Option to purchase 25,000 shares of Company Stock immediately upon the date he or she becomes a member of the Board.

          Each Committee Member who first becomes a member of the audit committee will receive a grant of a Nonqualified Stock Option to purchase 20,000 shares of Company Stock immediately upon the date he or she becomes a member of the audit committee.

          Each Committee Member who first becomes a member of the Compensation Committee (or any other separate committee of the Board (other than the audit committee or an ad hoc committee of the Board), including the governance committee and the nominating committee if either of these committees is established as a separate committee) will receive a grant of a Nonqualified Stock Option to purchase 15,000 shares of Company Stock immediately upon the date he or she becomes a member of such committee.

        (b)    Annual Grants.    On each date that the Company holds its annual meeting of shareholders, (i) each Non-Employee Director in office both immediately before and after the annual election of directors will receive a grant of a Nonqualified Stock Option to purchase 20,000 shares of Company Stock, (ii) each Committee Member serving on the audit committee both immediately before and after the annual election of directors will receive a grant of a Nonqualified Stock Option to purchase 10,000 shares of Company Stock, and (iii) each Committee Member serving on the Compensation Committee (or any other separate committee of the Board (other than the audit committee or an ad hoc

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committee of the Board), including the governance committee and the nominating committee if either of these committees is established as a separate committee) both immediately before and after the annual election of directors will receive a grant of a Nonqualified Stock Option to purchase 7,500 shares of Company Stock. The date of grant of each such annual Grant shall be the date of such annual meeting of shareholders.

        (c)    Option Price.    The exercise price per share of Company Stock subject to an Option granted under this Section 8 shall be equal to the Fair Market Value of a share of Company Stock on the date of grant.

        (d)    Option Term.    The term of each Option granted pursuant to this Section 8 shall be five (5) years.

        (e)    Exercisability.    Options granted under this Section 8 shall be fully and immediately exercisable upon the date of grant.

        (f)    Applicability of Plan Provisions.    Except as otherwise provided in, and not inconsistent with, this Section 8, the Nonqualified Stock Options granted to Non-Employee Directors and Committee Members shall be subject to the provisions of this Plan applicable to Nonqualified Stock Options granted to other Participants.

        9.    Restricted Stock Units.

        (a)    General Requirements.    The Plan Administrator may grant Restricted Stock Units to an eligible person upon such terms and conditions as the Plan Administrator deems appropriate under this Section 9. Each Restricted Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock. The Plan Administrator shall determine the number of Restricted Stock Units to be granted and the requirements applicable to such Restricted Stock Units. All Restricted Stock Units shall be credited to bookkeeping accounts on the Company's records for purposes of the Plan.

        (b)    Terms of Restricted Stock Units.    The Plan Administrator may grant Restricted Stock Units that are payable on terms and conditions determined by the Plan Administrator, which may include payment based on achievement of performance goals or satisfaction of specified service requirements. Restricted Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Plan Administrator.

        (c)    Payment With Respect to Restricted Stock Units.    Payment with respect to Restricted Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Plan Administrator.

        (d)    Requirement of Employment or Service.    The Plan Administrator shall determine in the Grant Agreement under what circumstances a Participant may retain Restricted Stock Units after termination of the Participant's employment or service, and the circumstances under which Restricted Stock Units may be forfeited.

        (e)    Shareholder Rights.    The Participant shall not have any shareholder rights with respect to the shares of Company Stock subject to a Restricted Stock Unit until that award vests and the shares of Company Stock are actually issued thereunder.

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        10.    Stock Awards.

        (a)    General Requirements.    The Plan Administrator may issue shares of Company Stock to an eligible person under a Stock Award upon such terms and conditions as the Plan Administrator deems appropriate under this Section 10 subject to the requirements of applicable law. Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to such vesting restrictions, as determined by the Plan Administrator. The Plan Administrator may establish vesting conditions on Stock Awards which shall lapse over a period of time or according to such other criteria as the Plan Administrator deems appropriate, including the achievement of specific performance goals. The Plan Administrator shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award.

        (b)    Requirement of Employment or Service.    The Plan Administrator shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant's employment or service, and the circumstances under which Stock Awards may be forfeited.

        (c)    Restrictions on Transfer.    A Participant may not sell, assign, transfer, pledge or otherwise dispose of an unvested Stock Award except upon death as described in Section 16(a). Unvested shares issued pursuant to Stock Awards may, in the Plan Administrator's discretion, be held in escrow by the Company until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

        (d)    Shareholder Rights.    Subject to the restrictions on transfer under Section 10(c) above, the Participant shall have full shareholder rights with respect to any shares of Company Stock issued to the Participant under a Stock Award, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

        11.    Performance Units.

        (a)    General Requirements.    The Plan Administrator may grant Performance Units to an eligible person upon such terms and conditions as the Plan Administrator deems appropriate under this Section 11. Each Performance Unit shall represent the right of a Participant to receive an amount equal to the value of the Performance Unit, determined in the manner established by the Plan Administrator at the time of grant.

        (b)    Performance Period.    At the time of grant of each Performance Unit, the Plan Administrator shall establish a performance period during which performance shall be measured ("Performance Period"). There may be more than one Grant in existence at any one time, and Performance Periods may differ.

        (c)    Performance Goals.    Prior to the beginning of a Performance Period, the Plan Administrator shall establish in writing performance goals for the Company and its various operating units ("Performance Goals"). The Performance Goals will be comprised of specified levels of one or more performance criteria as the Plan Administrator may deem appropriate such as: earnings per share, net earnings, operating earnings, unit volume, net sales, market share, balance sheet measurements, cash return on assets, shareholder return, or return on capital. The Plan Administrator may disregard or offset the effect of any special charges or gains or cumulative effect of a change in accounting in determining the attainment of Performance Goals. Awards of Performance Units may also be payable when Company performance, as measured by one or more of the above criteria, as compared to peer companies, meets or exceeds an objective target established by the Plan Administrator.

        (d)    Performance Measures.    Performance Units shall be granted to a Participant contingent upon the attainment of Performance Goals in accordance with Section 11(c).

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        (e)    Performance Unit Value.    Each Performance Unit shall have a maximum dollar value established by the Compensation Committee at the time of the grant. Performance Units earned will be determined by the Plan Administrator in respect of a Performance Period in relation to the degree of attainment of Performance Goals. The measure of a Performance Unit may, in the Plan Administrator's discretion, be equal to the Fair Market Value of a share of Company Stock.

        (f)    Grant Criteria.    In determining the number of Performance Units to be granted to any Participant, the Plan Administrator shall take into account the Participant's responsibility level, performance, potential, cash compensation level, other incentive awards, and such other considerations as it deems appropriate.

        (g)    Payment.    Following the end of a Performance Period, a Participant holding Performance Units will be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Units, based on the achievement of the Performance Goals for such Performance Period, as determined by the Plan Administrator. Payment of Performance Units shall be made in cash, except that, in the discretion of the Plan Administrator, Performance Units which are measured using Company Stock may be paid in shares of Company Stock. Payment shall be made in a lump sum or in installments and shall be subject to such other terms and conditions as shall be determined by the Plan Administrator.

        12.    Stock Appreciation Rights and Other Stock-Based Awards.

        (a)    SARs.    The Plan Administrator may grant SARs to an eligible person separately or in tandem with an Option. The following provisions shall be applicable to SARs:

          (i)    Base Price.    The Plan Administrator shall establish the base price of the SAR at the time the SAR is granted. The base price of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount that is at least equal to the Fair Market Value of a share of Company Stock as of the date of grant of the SAR.

          (ii)    Tandem SARs.    The Plan Administrator may grant tandem SARs either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

          (iii)    Exercisability.    An SAR shall be exercisable during the period specified by the Plan Administrator in the Grant Agreement and shall be subject to such vesting and other restrictions as may be specified in the Grant Agreement. The Plan Administrator may grant SARs that are subject to achievement of performance goals or other conditions. The Plan Administrator may accelerate the exercisability of any or all outstanding SARs at any time for any reason. The Plan Administrator shall determine in the Grant Agreement under what circumstances and during what periods a Participant may exercise an SAR after termination of employment or service. A tandem SAR shall be exercisable only while the Option to which it is related is exercisable. In no event may an SAR have a term in excess of seven (7) years.

          (iv)    Grants to Non-Exempt Employees.    SARs granted to U.S. persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Plan Administrator, upon the Participant's death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

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          (v)    Settlement of SARs.    When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base price of the SAR as described in subsection (i).

          (vi)    Form of Payment.    The Plan Administrator shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

        (b)    Other Stock-Based Awards.    The Plan Administrator may grant other awards not specified in Sections 7, 9, 10, 11 or 12(a) above that are based on or measured by Company Stock to eligible persons, on such terms and conditions as the Plan Administrator deems appropriate. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Plan Administrator in the Grant Agreement.

        13.    Dividend Equivalents.

        (a)    General Requirements.    When the Plan Administrator makes a Grant under the Plan, the Plan Administrator may grant Dividend Equivalents in connection with the Grant, under such terms and conditions as the Plan Administrator deems appropriate under this Section 13. Dividend Equivalents may be paid to Participants currently or may be deferred, as determined by the Plan Administrator. All Dividend Equivalents that are not paid currently shall be credited to bookkeeping accounts on the Company's records for purposes of the Plan. Dividend Equivalents may be accrued as a cash obligation, or may be converted to Restricted Stock Units for the Participant, and deferred Dividend Equivalents may accrue interest, all as determined by the Plan Administrator. The Plan Administrator may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals.

        (b)    Payment with Respect to Dividend Equivalents.    Dividend Equivalents may be payable in cash or shares of Company Stock or in a combination of the two, as determined by the Plan Administrator.

        14.    Deferrals.

        The Plan Administrator may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Grant. The Plan Administrator shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code and applicable provisions of the Income Tax Act (Canada).

        15.    Withholding of Taxes.

        (a)    Required Withholding.    All Grants under the Plan shall be subject to satisfaction of all applicable Withholding Taxes. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any Withholding Taxes that the Company is required to withhold with respect to such Grants, or the Company may at its sole discretion and to the extent permitted by law, deduct from other wages paid by the Company the amount of any Withholding Taxes due with respect to such Grants.

        (b)    Election to Withhold Shares.    If the Plan Administrator so permits, a Participant may elect to satisfy the Withholding Taxes with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum

11

applicable Withholding Tax rate. The election must be in a form and manner prescribed by the Plan Administrator.

        16.    Transferability of Grants.

        (a)    Restrictions on Transfer.    Except as described below, only the Participant may exercise rights under a Grant during the Participant's lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant's will or under the applicable laws of descent and distribution.

        (b)    Transfer of Nonqualified Stock Options to or for Family Members.    Notwithstanding the foregoing but subject to applicable securities legislation, the Plan Administrator may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Plan Administrator may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

        17.    Consequences of a Change of Control.

        In the event of a Change of Control, the Plan Administrator may take any one or more of the following actions with respect to all outstanding Grants, without the consent of any Participant: (i) the Plan Administrator may determine that outstanding Options and SARs shall become fully exercisable, and restrictions on outstanding Stock Awards, Restricted Stock Units, Performance Units and Stock-Based Awards shall lapse so that such Grants shall become fully vested, as of the date of the Change of Control or at such other time as the Plan Administrator determines, (ii) the Plan Administrator may require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Plan Administrator, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Participant's unexercised Options and SARs exceeds the Exercise Price (or the Base Price), if any, payable in accordance with the same exercise or vesting schedule applicable to those Grants and on such other terms as the Plan Administrator determines, (iii) after giving Participants an opportunity to exercise their outstanding Options and SARs, the Plan Administrator may terminate any or all unexercised Options and SARs at such time as the Plan Administrator deems appropriate, (iv) with respect to Participants holding Restricted Stock Units, Performance Units, Other Stock-Based Awards or Dividend Equivalents, the Plan Administrator may determine that such Participants shall receive one or more payments in settlement of such Restricted Stock Units, Performance Units, Other Stock-Based Awards or Dividend Equivalents, in such amount and form and on such terms as may be determined by the Plan Administrator (including payment in accordance with the same vesting schedule applicable to those Grants), (v) the Plan Administrator may terminate all unvested Restricted Stock Units, Performance Units, Other Stock-Based Awards or Dividend Equivalents and require the surrender of any unvested shares subject to Stock Awards or (vi) the Plan Administrator may determine that Grants that remain outstanding after the Change of Control shall be assumed by the successor corporation or otherwise continued in effect. Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Plan Administrator may specify.

        (a)    Other Transactions.    The Plan Administrator may provide in a Grant Agreement that a sale or other transaction involving a subsidiary or other business unit of the Company shall be considered a Change of Control for purposes of a Grant, or the Plan Administrator may establish other provisions that shall be applicable in the event of a specified transaction.

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        18.    Requirements for Issuance of Shares.

        No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Plan Administrator. The Plan Administrator shall have the right to condition any Grant made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Plan Administrator shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a shareholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

        19.    Effective Date, Amendment and Termination of the Plan.

        (a)    Effective Date.    The Plan became effective upon its adoption by the shareholders at the 2006 Annual Shareholders Meeting. The Plan was amended on July 29, 2010 to increase the number of shares of Common Stock authorized for issuance under the Plan by an additional 1,900,000 shares, extend the term of the Plan to September 6, 2020 and make certain other technical amendments, subject to shareholder approval at the 2010 Annual Shareholders Meeting.

        (b)    Amendment.    The Board may amend or terminate the Plan at any time; provided, however, no amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement. In addition, amendments to the Plan shall be subject to approval of the shareholders and regulatory authorities to the extent required by applicable law or regulation or pursuant to the rules or listing standards of any securities exchange (or the Nasdaq National Market or AIM) on which the Company Stock is traded. For greater specificity, the Board may make such amendments to the Plan as it deems desirable or necessary, without the approval of the Company's shareholders, except any such amendment to: (i) change the maximum number of shares of Company Stock that may be issued under the Plan, whether as a fixed number of shares or as a fixed percentage of the number of shares outstanding from time to time (other than to reflect an adjustment pursuant to Section 5(f), unless otherwise required by any securities exchange or market on which the shares of the Company are listed); (ii) materially increase benefits to Participants, including any change to permit a repricing or decrease the Exercise Price of an Option; (iii) reduce the exercise price or purchase price or extend the term of any Grant under the Plan which would benefit an Insider; (iv) materially expand the class of participants eligible to participate in the Plan; (v) expand the types of awards provided under the Plan; or (vi) any amendment to Section 5(e) (the insider participation limit) or this Section 19(b). Notwithstanding anything in the Plan to the contrary but subject to this Section 19(b), the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

        (c)    Termination of Plan.    Subject to shareholder approval, the Plan shall terminate on September 6, 2020, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders. The termination of the Plan shall not impair the power and authority of the Plan Administrator with respect to an outstanding Grant.

        20.    Miscellaneous.

        (a)    Compliance with Law.    The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to Section 16 Insiders, it is the intent of the Company that the Plan and all transactions under

13

the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of "qualified performance-based compensation" comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Plan Administrator may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Plan Administrator may also adopt rules regarding the withholding of taxes on payments to Participants. The Plan Administrator may, in its sole discretion, agree to limit its authority under this Section.

        (b)    Enforceability.    The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

        (c)    Funding of the Plan; Limitation on Rights.    This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

        (d)    Participation Voluntary.    The participation of any Participant of the Plan is entirely voluntary and not obligatory and shall not be interpreted as conferring any rights or privileges, other than those rights and privileges expressly provided in the Plan. In particular, participation in the Plan does not constitute a condition of employment, appointment or engagement to provide services, or constitute a commitment on the part of the Employer to continued employment, appointment or engagement to provide services, and neither the Plan nor any Grant under the Plan shall be construed as granting a Participant a right to be retained as an Employee, Non-Employee Director or Consultant or a claim or right to any future Grants under the Plan. Neither the Plan nor any action taken hereunder shall interfere with the right of the Employer to terminate the employment, appointment or provision of services of such Participant at any time. The payment of any sum of money in cash in lieu of notice of termination of employment, appointment or provision of services shall not be considered as extending the period of employment, appointment or the provision of services for the purposes of the Plan.

        (e)    No Fractional Shares.    No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Plan Administrator shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        (f)    Employees Resident Outside the United States.    With respect to Participants who are resident in countries other than the United States, the Plan Administrator may make Grants on such terms and conditions as the Plan Administrator deems appropriate to comply with the laws of the applicable countries, and the Plan Administrator may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

        (g)    Governing Law.    The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of laws provisions thereof.

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PROXY FOR ANNUAL MEETING OF SHAREHOLDERS—September 7, 2010

This proxy is solicited by the board of directors of Tucows Inc.

This proxy is solicited by the board of directors of Tucows Inc. for the annual meeting of shareholders to be held on September 7, 2010, at 4:30 p.m. EST at the offices of the company: 96 Mowat Avenue, Toronto, Ontario, Canada.

The undersigned having duly received notice of the annual meeting and the proxy statement therefore, and revoking all prior proxies, hereby appoints Elliot Noss and Michael Cooperman, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares held of record by the undersigned in Tucows Inc., upon all subjects that may properly come before the annual meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. The shares represented by this proxy will be voted as directed by the undersigned. If no directions are given, the proxies will be voted in accord with the Directors' recommendations on the subjects listed on this card and at their discretion on any other matter that may properly come before the annual meeting or any adjournment thereof.

If you do not sign and return a proxy, or attend the annual meeting and vote by ballot, your shares cannot be voted, nor your instructions followed.

Proposal 1:	Election of the following nominees as Directors: Stanley Stern, Eugene Fiume, Erez Gissin, Allen Karp, Lloyd N. Morrisett, Elliot Noss, Jeffrey Schwartz, Joichi Ito and Rawleigh Ralls.
Authority withheld for the following only: (Please strike through name above)
The board of directors unanimously recommends a vote "FOR" each of the nominees.
FOR	☐	AUTHORITY WITHHELD FOR ALL NOMINEES			☐
Proposal 2:
Approval and adoption of the amendment and restatement of the 2006 Equity Compensation Plan The Board of Directors unanimously recommends a vote "FOR" adoption of the amendment and restatement of the 2006 Equity Compensation Plan.
FOR	☐	AGAINST	☐	ABSTAIN	☐
Proposal 3:	Ratification of KPMG LLP as Auditors The board of directors unanimously recommends a vote "FOR" ratification.
FOR	☐	AGAINST	☐	ABSTAIN	☐

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the annual meeting.

Attendance of the undersigned at the annual meeting or at any adjournment thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting the intention of the undersigned to revoke said proxy in person. If the undersigned hold(s) any of the shares of Tucows Inc. in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.
DATE	, 2010
SIGNATURE
SIGNATURE
Votes must be indicated (X) in Black

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
SEPTEMBER 7, 2010

        This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 are available to shareholders at www.tucowsinc.com in the "About Us—Filings" section.

QuickLinks

VOTING INFORMATION
BENEFICIAL OWNERSHIP OF COMMON STOCK AND RELATED SHAREHOLDER MATTERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
PROPOSAL NO. 2 APPROVAL OF PROPOSED AMENDMENT AND RESTATEMENT OF THE 2006 EQUITY COMPENSATION PLAN
NEW PLAN BENEFITS Amended and Restated 2006 Equity Compensation Plan
AUDIT COMMITTEE REPORT
PROPOSAL NO. 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT FEES AND ALL OTHER FEES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS TO BE DECIDED AT THE ANNUAL MEETING
ADDITIONAL INFORMATION
TUCOWS INC. 2006 EQUITY COMPENSATION PLAN (As Amended and Restated July 29, 2010)
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS—September 7, 2010